As filed with the U.S. Securities and Exchange Commission on March 10, 2006.

Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

(Check appropriate box or boxes)

MORGAN STANLEY STRATEGIST FUND

(Exact Name of Registrant as Specified in Charter)

1221 Avenue of the Americas
New York, New York 10020

(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(800) 869-6397

(Area Code and Telephone Number)

Amy R. Doberman, Esq.
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of common shares of beneficial interest of Morgan Stanley Strategist Fund have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MORGAN STANLEY TOTAL RETURN TRUST

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 17, 2006

To the Shareholders of Morgan Stanley Total Return Trust

Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Total Return Trust (‘‘Total Return’’) to be held in Room [    ], 1221 Avenue of the Americas, New York, NY 10020, at    a.m., New York time, on July 17, 2006, and any adjournments thereof (the ‘‘Meeting’’), for the following purposes:

1.	To consider and vote upon an Agreement and Plan of Reorganization, dated , 2006 (the ‘‘Reorganization Agreement’’), between Total Return and Morgan Stanley Strategist Fund (‘‘Strategist’’), pursuant to which substantially all of the assets of Total Return would be combined with those of Strategist and shareholders of Total Return would become shareholders of Strategist receiving shares of Strategist with a value equal to the value of their holdings in Total Return (the ‘‘Reorganization’’); and

2.	To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on April 7, 2006 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. The Board of Trustees of Total Return recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,
MARY E. MULLIN, Secretary

[May 5], 2006

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY STRATEGIST FUND

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

Acquisition of the Assets of
Morgan Stanley Total Return Trust

By and in Exchange for Shares of
Morgan Stanley Strategist Fund

This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Total Return Trust (‘‘Total Return’’) in connection with an Agreement and Plan of Reorganization, dated                  , 2006 (the ‘‘Reorganization Agreement’’), pursuant to which substantially all the assets of Total Return will be combined with those of Morgan Stanley Strategist Fund (‘‘Strategist’’) in exchange for shares of Strategist (the ‘‘Reorganization’’). As a result of this transaction, shareholders of Total Return will become shareholders of Strategist and will receive shares of Strategist with a value equal to the value of their holdings in Total Return. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Total Return and Strategist attached hereto as Exhibit A. The address of Total Return is that of Strategist set forth above. This Proxy Statement also constitutes a Prospectus of Strategist, which is dated [May 5], 2006, filed by Strategist with the Securities and Exchange Commission (the ‘‘Commission’’) as part of its Registration Statement on Form N-14 (the ‘‘Registration Statement’’).

Strategist is an open-end management investment company whose investment objective is to seek to maximize the total return on its investments. Strategist actively allocates its assets among the major asset categories of equity securities, fixed income securities and money market instruments, with no limit on the percentage of assets that may be allocated to any one asset class.

This Proxy Statement and Prospectus sets forth concisely information about Strategist that shareholders of Total Return should know before voting on the Reorganization Agreement. A copy of the Prospectus for Strategist dated November 30, 2005, as may be supplemented from time to time, [will be] attached as Exhibit B and [to be incorporated herein by reference]. Also enclosed and [to be incorporated herein by reference are] Strategist's Annual Report for the fiscal year ended July 31, 2005 and its succeeding Semi-Annual Report for the six-months ended January 31, 2006]. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated [May 5], 2006, has been filed with the Commission and is also incorporated herein by reference. Also [to be incorporated herein by reference are] Total Return's Prospectus, dated November 30, 2005, as supplemented, its Annual Report for its fiscal year ended July 31, 2005 and its succeeding Semi-Annual report for the six-months ended January 31, 2006. Such documents, as well as additional information about Strategist, have been filed with the Commission and are available upon request without charge by calling (800) 869-NEWS (toll-free) or by visiting the Commission's website at www.sec.gov.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

These Securities have not been approved or disapproved by the Securities and Exchange Commission or any State Securities Commission, nor has the Securities and Exchange Commission or any State Securities Commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated [May 5], 2006.

TABLE OF CONTENTS
PROXY STATEMENT AND PROSPECTUS

i

MORGAN STANLEY TOTAL RETURN TRUST
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

PROXY STATEMENT AND PROSPECTUS

Special Meeting of Shareholders
to be Held July 17, 2006

INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Total Return Trust (‘‘Total Return’’), an open-end, diversified management investment company, in connection with the solicitation by the Board of Trustees of Total Return (the ‘‘Board’’) of proxies to be used at the Special Meeting of Shareholders of Total Return to be held in Room [            ], 1221 Avenue of the Americas, New York, NY 10020, at          a.m., New York time, on July 17, 2006, and any adjournments thereof (the ‘‘Meeting’’). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about [May 5], 2006.

At the Meeting, Total Return shareholders (‘‘Shareholders’’) will consider and vote upon an Agreement and Plan of Reorganization, dated                  , 2006 (the ‘‘Reorganization Agreement’’), between Total Return and Morgan Stanley Strategist Fund (‘‘Strategist’’), pursuant to which substantially all of the assets of Total Return will be combined with those of Strategist in exchange for shares of Strategist. As a result of this transaction, Shareholders will become shareholders of Strategist and will receive shares of Strategist equal to the value of their holdings in Total Return on the date of such transaction (the ‘‘Reorganization’’). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Strategist that corresponds to the class of shares of Total Return currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Total Return will receive Class A, Class B, Class C and Class D shares of Strategist, respectively. The shares to be issued by Strategist pursuant to the Reorganization (the ‘‘Strategist Shares’’) will be issued at net asset value without an initial sales charge. Further information relating to Strategist is set forth herein and in Strategist's current Prospectus, dated November 30, 2005 (‘‘Strategist's Prospectus’’), attached to this Proxy Statement and Prospectus as Exhibit B and [to be incorporated herein by reference].

The information concerning Total Return and Strategist contained herein has been supplied by Total Return and Strategist, respectively. Each of Total Return and Strategist is referred to herein as a ‘‘Fund.’’

Record Date; Share Information

The Board has fixed the close of business on April 7, 2006 as the record date (the ‘‘Record Date’’) for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were [                    ] shares of Total Return issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. Shareholders of each class will vote together as a single class in connection with the Reorganization Agreement. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date:

Name and Address of Total Return Shareholders	Number of Shares	Percentage of Outstanding Shares
[TO BE PROVIDED]
Class A
Class B
Class C
Class D

Name and Address of Strategist Shareholders	Number of Shares	Percentage of Outstanding Shares
[TO BE PROVIDED]
Class A
Class B
Class C
Class D

[As of the Record Date, the trustees and officers of Total Return and Strategist, each as a group, owned less than 1% of the outstanding shares of Total Return and Strategist, respectively.]

Proxies

The enclosed form of Proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker ‘‘non-votes’’ will not count as votes in favor of the Reorganization Agreement, and broker ‘‘non-votes’’ will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker ‘‘non-votes’’ are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a Proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Total Return, 1221 Avenue of the Americas, New York, NY 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a Proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Total Return present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker ‘‘non-votes’’ will not be counted for purposes of approving an adjournment.

Expenses of Solicitation

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Total Return, which expenses are expected to approximate $194,641. Total Return and Strategist will bear all of their respective other expenses associated with the Reorganization.

The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Total Return or officers and regular employees of Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’), Morgan Stanley Trust (the ‘‘Transfer Agent’’), Morgan Stanley Services Company Inc. and/or Morgan Stanley DW Inc. (‘‘Morgan Stanley DW’’), without special compensation therefor. As described below, Total Return will employ Computershare Fund Services (‘‘Computershare’’) to make telephone calls to Shareholders to remind them to vote. In addition, Total Return may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Computershare, Total Return would pay the solicitor a project advisory fee not to exceed $3,000 and the expenses outlined below.

Shareholders will be able to vote their shares by touchtone telephone or by the Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions.

In certain instances, the Transfer Agent or Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Total Return has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, Shareholders will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or the Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to recorded telephone calls by Computershare reminding Shareholders to vote, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Computershare, approximate additional expenses of $3.75 per telephone vote transacted and $2.75 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by Total Return.

Vote Required

Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Total Return represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Total Return will continue in existence and the Board will consider alternative actions.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, Strategist's Prospectus, which is attached to this Proxy Statement as Exhibit B and [to be incorporated herein by reference].

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of Total Return, subject to stated liabilities, to Strategist in exchange for the Strategist Shares. The aggregate net asset value of the Strategist Shares issued in the exchange will equal the aggregate value of the net assets of Total Return received by Strategist. On or after the closing date scheduled for the Reorganization (the ‘‘Closing Date’’), Total Return will distribute the Strategist Shares received by Total Return to Shareholders as of the Valuation Date (as defined below) in complete liquidation of Total Return, and Total Return will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Strategist Shares equal in value to such Shareholder's pro rata interest in the net assets of Total Return transferred to Strategist. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Strategist that corresponds to the class of shares of Total Return currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Total Return will become a holder of Class A, Class B, Class C and Class D shares of Strategist, respectively. Shareholders holding their shares of Total Return in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their Strategist Shares; however, such Shareholders will not be able to redeem, transfer or exchange the Strategist Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization. The ‘‘Valuation Date’’ is the third business day following the receipt of the requisite approval by the Shareholders of the Reorganization Agreement or at such other time as Total Return and Strategist may agree, on which date the number of Strategist shares to be delivered to Total Return will be determined.

At least one but not more than 20 business days prior to the Valuation Date, Total Return will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders substantially all of Total Return's investment company taxable income for all periods since the inception of Total Return through and including the Valuation Date (computed without regard to any dividends paid deduction), and substantially all of Total Return's net capital gain, if any, realized in such periods (after reduction for any capital loss carryovers).

For the reasons set forth below under ‘‘The Reorganization — The Board's Considerations,’’ the Board, including the trustees who are not ‘‘interested persons’’ of Total Return (‘‘Independent

Trustees’’), as that term is defined in the 1940 Act, has concluded that the Reorganization is in the best interests of Total Return and the Shareholders and recommends approval of the Reorganization Agreement.

Past Performance

Total Return.    The bar chart and table below provide some indication of the risks of investing in Total Return. Total Return's past performance (before and after taxes) does not indicate how Total Return will perform in the future. This chart shows how the performance of Total Return's Class B shares has varied from year to year over the past 10 calendar years.

Annual Total Returns — Calendar Years

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was         %.

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.65% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was –21.14% (quarter ended September 30, 2002).

This table compares Total Return's average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. Total Return's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years	Life of Fund*
Class A1—Return Before Taxes	−0.26%	–4.54%	—	2.28%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lipper Multi-Cap Core Funds Index[3]	8.22%	2.21%	—	5.75%
Class B1—Return Before Taxes	−0.50%	−4.62%	5.95%	—
Return After Taxes on Distributions[4]	−0.50%	–4.62%	4.97%	—
Return After Taxes on Distributions and Sale of Fund Shares	−0.33%	–3.87%	4.66%	—
S&P 500® Index[2]	4.91%	0.55%	9.07%	—
Lipper Multi-Cap Core Funds Index[3]	8.22%	2.21%	8.92%	—
Class C1—Return Before Taxes	3.50%	–4.24%	—	2.19%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lipper Multi-Cap Core Funds Index[3]	8.22%	2.21%	—	5.75%
Class D1—Return Before Taxes	5.48%	–3.28%	—	3.17%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lipper Multi-Cap Core Funds Index[3]	8.22%	2.21%	—	5.75%

*	Only shown for share classes with less than a ten-year history.

(1)	Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on November 30, 1994.

(2)	The Standard & Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for Total Return's Class B shares. The after-tax returns for Total Return's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Total Return shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Total Return shares been sold at the end of the relevant periods, as applicable.

Strategist.    The bar chart and table below provide some indication of the risks of investing in Strategist. Strategist's past performance (before and after taxes) does not indicate how Strategist will perform in the future. This chart shows how the performance of Strategist's Class B shares has varied from year to year over the past 10 calendar years.

Annual Total Returns — Calendar Years

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was         %.

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.80% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –12.84% (quarter ended September 30, 2002).

This table compares Strategist's average annual total returns with those of indices that represent broad measures of market performance, as well as an index that represents a group of similar mutual funds, over time. Strategist's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years	Life of Fund*
Class A1—Return Before Taxes	2.15%	1.36%	—	5.50%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lehman Brothers U.S. Government/Credit Index[3]	2.37%	6.11%	—	6.36%
Lipper Flexible Portfolio Funds Index[4]	6.34%	2.54%	—	4.87%
Class B1—Return Before Taxes	1.99%	1.28%	7.54%	—
Return After Taxes on Distributions[5]	1.73%	1.01%	6.11%	—
Return After Taxes on Distributions and Sale of Fund Shares	1.29%	0.93%	5.89%	—
S&P 500® Index[2]	4.91%	0.55%	9.07%	—
Lehman Brothers U.S. Government/Credit Index[3]	2.37%	6.11%	6.17%	—
Lipper Flexible Portfolio Funds Index[4]	6.34%	2.54%	6.88%	—
Class C1—Return Before Taxes	5.98%	1.66%	—	5.35%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lehman Brothers U.S. Government/Credit Index[3]	2.37%	6.11%	—	6.36%
Lipper Flexible Portfolio Funds Index[4]	6.34%	2.54%	—	4.87%
Class D1—Return Before Taxes	8.05%	2.68%	—	6.41%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lehman Brothers U.S. Government/Credit Index[3]	2.37%	6.11%	—	6.36%
Lipper Flexible Portfolio Funds Index[4]	6.34%	2.54%	—	4.87%

*	Only shown for share classes with less than a ten-year history.

(1)	Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on October 31, 1988.

(2)	The Standard & Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)	The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(5)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for Strategist's Class B shares. The after-tax returns for Strategist's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Strategist shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Strategist shares been sold at the end of the relevant periods, as applicable.

Fee Table

The following table briefly describes the fees and expenses that a shareholder of Total Return and Strategist may pay if they buy and hold shares of each respective Fund. These expenses are deducted from each respective Fund's assets and are based on expenses paid by Total Return for its fiscal year ended July 31, 2005, and by Strategist for its fiscal year ended July 31, 2005. Total Return and Strategist each pays expenses for management of its assets, distribution of its shares and other services, and those expenses are reflected in the net asset value per share of each Fund. The table also sets forth pro forma fees for the surviving combined fund (Strategist) (the ‘‘Combined Fund’’) reflecting what the fee schedule would have been on January 31, 2006, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees (fees paid directly from a shareholder's investment)	Total Return	Strategist	Pro Forma Combined Fund(6)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class A	5.25%(1)	5.25%(1)	5.25%(1)
Class B	none	none	none
Class C	none	none	none
Class D	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage based on the lesser of the offering price or net asset value at redemption)
Class A	none(2)	none(2)	none(2)
Class B	5.00%(3)	5.00%(3)	5.00%(3)
Class C	1.00%(4)	1.00%(4)	1.00%(4)
Class D	none	none	none

Shareholder Fees (fees paid directly from a shareholder's investment)	Total Return	Strategist	Pro Forma Combined Fund(6)
Redemption Fees(5)
Class A	2.00%	2.00%	2.00%
Class B	2.00%	2.00%	2.00%
Class C	2.00%	2.00%	2.00%
Class D	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)	Total Return	Strategist	Pro Forma Combined Fund(6)
Advisory Fees*
Class A	0.67%	0.42%	0.42%
Class B	0.67%	0.42%	0.42%
Class C	0.67%	0.42%	0.42%
Class D	0.67%	0.42%	0.42%
Distribution and Service (12b-1) Fees(7)
Class A	0.25%	0.25%	0.25%
Class B	1.00%	1.00%	1.00%
Class C	1.00%	0.97%	0.97%
Class D	none	none	none
Other Expenses
Class A	0.43%	0.26%	0.28%
Class B	0.43%	0.26%	0.28%
Class C	0.43%	0.26%	0.28%
Class D	0.43%	0.26%	0.28%
Total Annual Fund Operating Expenses (8)
Class A	1.35%	0.93%	0.95%
Class B	2.10%	1.68%	1.70%
Class C	2.10%	1.65%	1.67%
Class D	1.10%	0.68%	0.70%

Example

To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either Total Return, Strategist or the Combined Fund, that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

If a Shareholder SOLD His Shares:

	1 year	3 years	5 years	10 years
Total Return
Class A	$655	$930	$1,226	$2,064
Class B	$713	$958	$1,329	$2,431
Class C	$313	$658	$1,129	$2,431
Class D	$112	$350	$606	$1,340
Strategist
Class A	$615	$806	$1,013	$1,608
Class B	$671	$830	$1,113	$1,987
Class C	$268	$520	$897	$1,955
Class D	$69	$218	$379	$847
Pro Forma Combined Fund
Class A	$617	$812	$1,023	$1,630
Class B	$673	$836	$1,073	$1,810
Class C	$270	$526	$907	$1,976
Class D	$72	$224	$390	$871

If a Shareholder HELD His Shares:

	1 year	3 years	5 years	10 years
Total Return
Class A	$655	$930	$1,226	$2,064
Class B	$213	$658	$1,129	$2,431
Class C	$213	$658	$1,129	$2,431
Class D	$112	$350	$606	$1,340
Strategist
Class A	$615	$806	$1,013	$1,608
Class B	$176	$545	$939	$1,987
Class C	$176	$545	$939	$1,955
Class D	$75	$233	$406	$847
Pro Forma Combined Fund
Class A	$617	$812	$1,023	$1,630
Class B	$173	$536	$923	$1,810
Class C	$170	$526	$907	$1,976
Class D	$72	$224	$390	$871

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

*	Expense information has been restated to reflect current fees in effect as of November 1, 2004.

(1)	Reduced for purchases of $25,000 and over. See ‘‘Share Class Arrangements — Class A Shares’’ in each Fund's Prospectus.

(2)	Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge (‘‘CDSC’’) of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances. See ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class A Shares’’ in each Fund's Prospectus.

(3)	The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class B Shares’’ in each Fund's Prospectus.

(4)	Only applicable if you sell your shares within one year after purchase. See ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class C Shares’’ in each Fund's Prospectus.

(5)	Payable to the Fund on shares redeemed within seven days of purchase. The redemption fee is based on the redemption proceeds. See ‘‘Shareholder Information — How to Sell Shares’’ in each Fund's Prospectus for more information on redemption fees.

(6)	Pro forma expenses are calculated based on the assets of Strategist and Total Return as of January 31, 2006.

(7)	Each Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

(8)	The Investment Adviser has agreed to cap the total operating expense ratios of the Combined Fund at [ ]%, [ ]%, [ ]% and [ ]% for Class A, Class B, Class C and Class D Shares, respectively, for a period of two years following the consummation of the Reorganization.

The purpose of the foregoing fee tables is to assist the shareholder in understanding the various costs and expenses that a shareholder in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see ‘‘Comparison of Total Return and Strategist — Investment Advisory and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions’’ below.

Tax Consequences of the Reorganization

As a condition to the Reorganization, Total Return has requested an opinion of Clifford Chance US LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Total Return, Strategist or Total Return's shareholders for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see ‘‘The Reorganization — Tax Aspects of the Reorganization’’ below.

Comparison of Total Return and Strategist

Investment Objectives and Policies.    The investment objective of Total Return is to seek high total return from capital growth and income. The investment objective of Strategist is to seek to maximize the total return on its investments. The principal differences between the Funds' investment policies are more fully described under ‘‘Comparison of Investment Objectives, Policies and Restrictions’’ below. The investment policies of both Total Return and Strategist are fundamental and may not be changed without shareholder approval.

Total Return seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks (including depositary receipts) and convertible securities of domestic and foreign companies. Generally, the Fund will invest in companies that (i) have a market capitalization of at least $1 billion and (ii) in the view of the Investment Adviser, are expected to pay dividends or interest income. Up to 35% of Total Return's assets may be invested in foreign securities (including depositary receipts). In addition, up to 35% of Total Return's net assets may be invested in fixed-income securities. Total Return may also invest in forward foreign currency contracts.

Strategist seeks to achieve its investment objective by actively allocating assets among the major asset categories of equity securities (including depositary receipts), fixed income securities and money market instruments, with no limit on the percentage of assets that may be allocated to any one asset class. Within the equity sector, the Investment Adviser actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential. Within the fixed-income sector of the market, the Investment Adviser seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds. Within the money market sector of the market, the Investment Adviser seeks to maximize returns by exploiting spreads among short-term instruments.

Strategist may invest in common stock, preferred stock, convertible securities, investment grade debt securities, U.S. government securities, mortgage-backed securities (including collateralized mortgage obligations), asset-backed securities, real estate investment trusts (‘‘REITs’’) and money market instruments. In addition, Strategist may invest up to 20% of its net assets in securities issued by foreign governments and foreign private issuers (but no more than 10% of its net assets in securities denominated in a foreign currency). Strategist may also invest in forward foreign currency exchange contracts and derivatives, including options and futures (including interest rate futures and options thereon). Strategist may also invest in commercial mortgage-backed securities (‘‘CMBS’’), swaps, targeted return index securities (‘‘TRAINs’’), stripped mortgage backed securities and inverse floating obligations (‘‘inverse floaters’’).

Investment Advisory and Distribution Plan Fees.    Total Return and Strategist obtain advisory services from the Investment Adviser. Each class of both Funds' shares is subject to the same advisory fee rates applicable to the respective Fund.

For the fiscal year ended July 31, 2005, each Fund paid the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the Fund's average daily net assets:

Total Return	For the period from November 1, 2004 to July 31, 2005: 0.67% of the portion of the daily net assets not exceeding $500 million, 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.62% of the portion of the daily net assets exceeding $1 billion; and

For the period from August 1, 2004 to October 31, 2004:0.75% of the portion of the daily net assets not exceeding $500 million, 0.725% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.

Strategist	For the period from November 1, 2004 to July 31, 2005: 0.42% of the portion of the daily net assets not exceeding $1.5 billion; and 0.395% of the portion of the daily net assets exceeding $1.5 billion; and

For the period from August 1, 2004 to October 31, 2004:0.60% of the portion of the daily net assets not exceeding $500 million, 0.55% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.50% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.475% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.45% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.425% of the portion of the daily net assets exceeding $3 billion.

Both Total Return and Strategist have adopted a distribution plan (together, the ‘‘Plan’’) pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, the Plan provides that the Funds will reimburse Morgan Stanley Distributors Inc. (the ‘‘Distributor’’) and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the Fund. Reimbursement for these expenses is made in monthly payments by each Fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.00% of the average daily net assets of Class A and Class C shares, respectively. In the case of Total Return's Class B shares, Total Return's Plan provides that the Fund will reimburse the Distributor and others for their actual distribution expenses incurred on behalf of Class B Shares and for unreimbursed distribution expenses a fee, the amount of which each monthly payment may in no event exceed an amount equal to payment at the annual rate of 1.00% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of Total Return (not including capital gains distributions), less the average daily aggregate net asset value of the Class B shares redeemed since Total Return's inception upon which a CDSC has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares. In the case of Strategist's Class B Shares, the Plan provides that the Fund will reimburse the Distributor and others for their actual distribution expenses on behalf of Class B Shares and for unreimbursed distribution expenses a fee, the amount of which each monthly payment may in no event exceed an amount equal to payment at the annual rate to 1.00% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the implementation of the Plan on November 8, 1989 (not including capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Plan's inception upon which a CDSC has been imposed or upon which charge has been waived, or (b) the average daily net assets of Class B shares attributable to shares purchased by all shareholders, net of related shares sold by all shareholders since the implementation of the Plan, plus 0.25% of the average daily net assets of Class B shares attributable to shares purchased by all shareholders, net of related shares sold by all shareholders prior to the implementation of the Plan. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each Fund's Class B shares. There are no 12b-1 fees applicable to each Fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of Strategist's shares, see the section entitled ‘‘Share Class Arrangements’’ in Strategist's Prospectus, attached hereto. The Distributor also receives the proceeds of any CDSC paid by the Funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Total Return and Strategist are set forth below under ‘‘Purchases, Exchanges and Redemptions.’’

Other Significant Fees.    Both Total Return and Strategist pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See ‘‘Synopsis — Fee Table’’ above for the percentage of average net assets represented by such ‘‘Other Expenses.’’

Purchases, Exchanges and Redemptions.    Class A shares of each Fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are generally subject to a CDSC of 1.00% on redemptions made within 18 months after the last day of the month of purchase (except for certain specific circumstances fully described in each Fund's Prospectus).

Class B shares of each Fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:

Year Since Purchase Payment Made	Class B Shares of Total Return and Strategist
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

Class C shares of each Fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on redemptions made within one year after the last day of the month of purchase. The CDSC may be waived for certain redemptions (which are fully described under the section ‘‘Share Class Arrangements’’ in each Fund's Prospectus).

Class D shares of each Fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

The CDSC is paid to the Distributor. Shares of Total Return and Strategist are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each class of shares of Total Return and Strategist, see the section entitled ‘‘Share Class Arrangements’’ in each Fund's Prospectus.

Shares of each class of Total Return and Strategist may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust (each, an ‘‘Exchange Fund’’), without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of the Strategist Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the Combined Fund.

Strategist shares distributed to Shareholders as a result of the Reorganization will not be subject to an initial sales charge.

With respect to both Funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the Shareholder held shares of a fund that charged a CDSC (e.g., Total Return) will be counted. During the period of time a Strategist or Total Return shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Total Return and Strategist provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Strategist, see the section entitled ‘‘How to Exchange Shares’’ in Strategist's Prospectus.

Shares of each Fund redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to such Fund. The redemption fee is designed to protect each Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time shares are redeemed or exchanged, the shares held the longest will be redeemed or exchanged first. The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries.

Shareholders of Total Return and Strategist may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Fund shares redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Fund. Both Total Return and Strategist offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Total Return and Strategist may redeem involuntarily, at net asset value, most accounts valued at less than $100.

Dividends.    Each Fund declares dividends separately for each of its classes. Total Return pays dividends from net investment income annually, while Strategist pays such dividends quarterly. Each Fund usually distributes net capital gains, if any, in December. Each Fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each Fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the Fund at net asset value unless the shareholder elects to receive cash.

PRINCIPAL RISK FACTORS

The share price and return of Strategist and Total Return will fluctuate with changes in the market value of their respective portfolio securities. The market value of the Funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted. The principal risks associated with an investment in Strategist and Total Return are summarized below.

Equity Securities.    Both Funds invest in common stocks and other equity securities including preferred stocks, debt or preferred stocks convertible into common stocks and depositary receipts. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock and other equity security prices can fluctuate widely in response to these factors.

Foreign Securities.    Each Fund may invest in foreign securities (including depositary receipts) not traded in the United States on a national securities exchange. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Funds to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Funds' trades effected in those markets and could result in losses to a Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Fixed-Income Securities.    Both Funds may invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Strategist's investment grade securities may have speculative credit risk characteristics.

Convertible Securities.    Both Funds may also invest in convertible securities which subject the Funds to the risks associated with both fixed-income securities and common stocks (discussed above). To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. In addition, a portion of the convertible securities in which Total Return may invest may be rated below investment grade. Securities rated below investment grade are commonly known as ‘‘junk bonds’’ and have speculative characteristics. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The secondary market for junk bonds may be less liquid than the market for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities.

Collateralized Mortgage Obligations.    Strategist may invest in collateralized mortgage obligations (‘‘CMOs’’), which are debt obligations issued in multiple classes that are collateralized by mortgage loans or mortgage pass-through securities (collectively, ‘‘Mortgage Assets’’). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Asset-Backed Securities.    Strategist may invest in asset-backed securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

REITs.    Strategist, and to a lesser extent Total Return, may also invest in REITs, which pool investors' funds for investment primarily in commercial real estate properties. Investment in REITs may be the most practical alternative means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administrative fees. At the same time the Fund would continue to pay its own management fees, investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

Options and Futures.    Strategist may invest in options and futures. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. The

Investment Adviser's predictions of movements in the direction of the stock and/or fixed-income markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of securities, and the possible absence of a liquid secondary market for any particular instrument.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each Fund, see ‘‘Principal Risks’’ and ‘‘Additional Risk Information’’ in the Prospectus of Total Return and in Strategist's Prospectus, both of which are [to be incorporated herein by reference].

THE REORGANIZATION

The Proposal

The Board of Trustees of Total Return, including the Independent Trustees, having reviewed the financial position of Total Return and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Total Return and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Total Return.

The Board's Considerations

At a meeting held on February 6, 2006, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly Total Return's inability to gain assets as expected and the comparative expenses currently incurred in the operations of Total Return and Strategist. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of Total Return and Strategist; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Total Return and Strategist in connection with the Reorganization.

In recommending the Reorganization to Shareholders, the Board of Total Return considered that the Reorganization would have the following benefits to Shareholders:

1.    Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the Combined Fund will be substantially lower on a percentage basis than the expenses of each corresponding class of Total Return. The Board noted that the annual management fee (as a percentage of assets) payable by Strategist to the Investment Adviser was lower than that payable by Total Return. The Board also noted that Strategist's ‘‘Other Expenses’’ for its last fiscal year (0.26%) were lower than Total Return's ‘‘Other Expenses’’ for its last fiscal year (0.43%). The Board also considered that, upon completion of the Reorganization, the Investment Adviser has agreed to cap the total operating expense ratios of the Combined Fund at [        ]%, [        ]%, [        ]% and [        ]% for Class A, Class B, Class C and Class D Shares, respectively, for a period of two years, making the total annual expense ratios of each class of the Combined Fund following the Reorganization equal to that of Strategist. Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

2.    Shareholders would have continued participation in a fund with similar investment objectives and policies, substantially better performance and lower annual operating expenses per share due to a substantially lower management fee and economies of scale. The Board also considered that the performance record of Strategist is more representative of the portfolio management team than the performance record of Total Return because the team has been managing Strategist since January 1994, whereas it has been managing Total Return only since October 2002.

3.    The Reorganization has been structured in a manner intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Total Return, Strategist or their shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

In light of the reduction in annual operating expenses and other potential benefits of the Reorganization, as well as the uncertainty regarding the extent to which any lost capital loss carryovers could have been utilized for the benefit of Total Return Shareholders (as set forth in greater detail herein under ‘‘The Reorganization — Tax Aspects of the Reorganization’’), the Board concluded that the Reorganization was in the best interests of the Shareholders, notwithstanding the potential loss of capital loss carryovers.

The Board of Trustees of Strategist, including a majority of the Independent Trustees of Strategist, also has determined that the Reorganization is in the best interests of Strategist and its shareholders and that the interests of existing shareholders of Strategist will not be diluted as a result thereof. The transaction will enable Strategist to acquire investment securities which are consistent with Strategist's investment objectives, without the brokerage costs attendant to the purchase of such securities in the market.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) Total Return will transfer all of its assets, including portfolio securities, cash, cash equivalents and receivables to Strategist on the Closing Date in exchange for the assumption by Strategist of stated liabilities of Total Return, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Total Return prepared by the Treasurer of Total Return as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Strategist Shares; (ii) the Strategist Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Total Return would be dissolved and de-registered as an investment company under the 1940 Act; and (iv) the outstanding shares of Total Return would be canceled.

The number of Strategist Shares to be delivered to Total Return will be determined by dividing the aggregate net asset value of each class of shares of Total Return acquired by Strategist by the net asset value per share of the corresponding class of shares of Strategist; these values will be calculated as of the close of business of the New York Stock Exchange on the Valuation Date. As an illustration, assume that on the Valuation Date, Class B shares of Total Return had an aggregate net asset value of $100,000. If the net asset value per Class B share of Strategist were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Strategist to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class B shares of Strategist would be distributed to the former Class B shareholders of Total

Return. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, Total Return will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Strategist Shares it receives. Each Shareholder will receive the class of shares of Strategist that corresponds to the class of shares of Total Return currently held by that Shareholder. Accordingly, the Strategist Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Strategist will be distributed to holders of Class A, Class B, Class C and Class D shares of Total Return, respectively. Strategist will cause its transfer agent to credit and confirm an appropriate number of Strategist Shares to each Shareholder. Certificates for Strategist Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Strategist. Shareholders who wish to receive certificates representing their Strategist Shares must, after receipt of their confirmations, make a written request to Strategist's transfer agent Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of Total Return holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Strategist; however, such Shareholders will not be able to redeem, transfer or exchange the Strategist Shares received until the old certificates have been surrendered.

The Closing Date will be the Valuation Date or the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Total Return or Strategist. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders, by mutual consent of Total Return and Strategist. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by January 31, 2007, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, Total Return shall: either pay or make provision for all of its liabilities to former Shareholders of Total Return that received Strategist Shares. Total Return shall be deregistered as an investment company and dissolved promptly following the distributions of shares of Strategist to Shareholders of record of Total Return.

The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Total Return (at net asset value on the Valuation Date) and reinvest the proceeds in Strategist Shares at net asset value and without recognition of taxable gain or loss for federal income tax purposes. See ‘‘Tax Aspects of the Reorganization’’ below. If Total Return recognizes net gain from the sale of securities prior to the Closing Date, substantially all of such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders on or prior to the Closing Date and will be taxable to Shareholders as capital gain.

Shareholders will continue to be able to redeem their shares of Total Return at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Total Return thereafter will be treated as requests for redemption of shares of Strategist.

Tax Aspects of the Reorganization

Tax Consequences of the Reorganization to the Shareholders.    The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’).

As a condition to the Reorganization, Total Return and Strategist have requested an opinion of Clifford Chance US LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Total Return and Strategist:

1.    The transfer of Total Return's assets in exchange for the Strategist Shares and the assumption by Strategist of certain stated liabilities of Total Return followed by the distribution by Total Return of the Strategist Shares to Shareholders in exchange for their Total Return shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Total Return and Strategist will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

2.    No gain or loss will be recognized by Strategist upon the receipt of the assets of Total Return solely in exchange for the Strategist Shares and the assumption by Strategist of the stated liabilities of Total Return;

3.    No gain or loss will be recognized by Total Return upon the transfer of the assets of Total Return to Strategist in exchange for the Strategist Shares and the assumption by Strategist of the stated liabilities or upon the distribution of Strategist Shares to Shareholders in exchange for their Total Return shares;

4.    No gain or loss will be recognized by Shareholders upon the exchange of the shares of Total Return for the Strategist Shares;

5.    The aggregate tax basis for the Strategist Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Total Return held by each such Shareholder immediately prior to the Reorganization;

6.    The holding period of the Strategist Shares to be received by each Shareholder will include the period during which the shares in Total Return surrendered in exchange therefor were held (provided such shares in Total Return were held as capital assets on the date of the Reorganization);

7.    The tax basis of the assets of Total Return acquired by Strategist will be the same as the tax basis of such assets of Total Return immediately prior to the Reorganization; and

8.    The holding period of the assets of Total Return in the hands of Strategist will include the period during which those assets were held by Total Return.

The advice of counsel is not binding on the Internal Revenue Service (the ‘‘IRS’’) or the courts and neither Total Return nor Strategist has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Tax Consequences of the Reorganization to Total Return and Strategist.    Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Total Return. The effect of any such limitations will depend on the existence and amount of Total Return's and Strategist's capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. In general, a fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

As of its last fiscal year end (July 31, 2005), Total Return had approximately $277 million of estimated capital loss carryovers. Additionally, as of July 31, 2005, Total Return had approximately $22 million of built-in capital gains. Strategist had approximately $78 million of capital loss carryovers (as of July 31, 2005) and $208 million of built-in capital gains (as of July 31, 2005). Under the Code, each Fund's capital loss carryovers can be carried forward for eight years from the year in which incurred. The capital loss carryovers generally can be used in each of those eight years to offset any capital gains that are realized by the Fund in that year, but only to the extent that such gains exceed the capital losses (if any) that are realized by the Fund in that year.

In general, following the Reorganization, the Combined Fund's ability to utilize the capital loss carryovers of Total Return and Strategist will be subject to the following limitations:

1.	The Combined Fund can utilize the capital loss carryovers of Total Return to offset against capital gains from sales of assets owned by Total Return immediately before the Reorganization, but only to the extent that (x) such sales occur within a period ending approximately five years after the Reorganization and (y) the capital gains from such sales do not exceed the built-in capital gains of Total Return on the date of the Reorganization;

2.	In addition to being able to utilize the capital loss carryovers of Total Return as described in paragraph 1, assuming certain continuity of business requirements are satisfied following the Reorganization, the Combined Fund also will be able to utilize a further amount of the capital loss carryovers of Total Return to offset against other capital gains each year. This amount is determined based on certain facts as of the date of the Reorganization. If the Reorganization had occurred on July 31, 2005, then the additional amount of Total Return's carryovers that could be utilized each year would have been approximately $7 million per year; and

3.	The Combined Fund can utilize the capital loss carryovers of Strategist to offset all capital gains realized by the Combined Fund after the Reorganization, other than capital gains described in paragraph 1.

It is uncertain how much of their respective capital loss carryovers Total Return and Strategist would be able to utilize in future years if the Reorganization did not occur. The amount of capital loss carryovers that each Fund could utilize in future years if the Reorganization did not occur would depend on, among other things: whether the Fund participated in some other transaction in the future that resulted in limitations being imposed on the Fund's utilization of capital loss carryovers; the amount of capital gains that the Fund would be able to realize in future years before its capital loss carryovers expired; and the amount of capital losses that the Fund would realize in future years. The Reorganization may result in the Combined Fund being unable to utilize capital loss carryovers that could have been used if the transaction did not occur, but it cannot be determined with certainty to what extent this would be the case.

Description of Shares

Strategist Shares will, when issued, be fully paid and non-assessable by Strategist and transferable without restrictions and will have no preemptive rights. Class B shares of Strategist, like Class B shares of Total Return, have a conversion feature pursuant to which approximately eight years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the eight-year period is calculated and the treatment of reinvested dividends, see ‘‘Share Class Arrangements’’ in each Fund's Prospectus.

Capitalization Table (unaudited)

The following table sets forth the capitalization of Strategist and Total Return as of January 31, 2006 and on a pro forma combined basis as if the Reorganization had occurred on that date:

	Net Assets*	Shares Outstanding	Net Asset Value Per Share*
Class A
Total Return	$45,755,350	2,640,724	$17.33
Strategist	$498,459,298	25,683,131	$19.41
Combined Fund (pro forma)	$544,145,806	28,040,439	$19.41
Class B
Total Return	$65,472,958	4,021,355	$16.28
Strategist	$353,681,822	18,179,164	$19.46
Combined Fund (pro forma)	$419,056,271	21,543,653	$19.45
Class C
Total Return	$6,054,659	372,386	$16.26
Strategist	$40,750,068	2,108,036	$19.33
Combined Fund (pro forma)	$46,795,616	2,421,262	$19.33
Class D
Total Return	$12,083,377	683,286	$17.68
Strategist	$57,743,601	2,971,414	$19.43
Combined Fund (pro forma)	$69,808,798	3,593,307	$19.43
Total Class A, B, C, D
Total Return	$129,366,344	7,717,751	$16.76
Strategist	$950,634,789	48,941,745	$19.42
Combined Fund (pro forma)	$1,079,806,492	55,598,661	$19.42

*	The pro forma net assets and net asset value per share reflect the payment of reorganization expenses of approximately $68,842, $98,509, $9,110 and $18,180 by Class A shares, Class B shares, Class C shares and Class D shares, respectively, of Total Return.

Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objective of Total Return is to seek high total return from capital growth and income. The investment objective of Strategist is to seek to maximize the total return on its investments.

Total Return

Total Return seeks to achieve its investment objective by investing at least 65% of its assets in common stocks (including depositary receipts) and convertible securities of domestic and foreign companies. Generally, the Fund will invest in companies that (i) have a market capitalization of at least $1 billion and (ii) in the view of the Investment Adviser, are expected to pay dividends or interest income. Up to 35% of Total Return's net assets may be invested in foreign securities (including depositary receipts). In addition, up to 35% of Total Return's net assets may be invested in fixed-income securities. Total Return may also invest in forward foreign currency contracts.

In selecting investments to buy, hold or sell, Total Return's Investment Adviser typically uses a ‘‘top-down’’ investment process that considers the overall economic outlook, the development of industry/sector preferences, and, lastly, specific stock selections.

Strategist

Strategist seeks to achieve its investment objective by actively allocating assets among the major asset categories of equity securities (including depositary receipts), fixed income securities and money market instruments, with no limit on the percentage of assets that may be allocated to any one asset class. Within the equity sector, the Investment Adviser actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential. Within the fixed-income sector of the market, the Investment Adviser seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds. Within the money market sector of the market, the Investment Adviser seeks to maximize returns by exploiting spreads among short-term instruments.

Strategist may invest in common stock, preferred stock, convertible securities, investment grade debt securities, U.S. government securities, mortgage-backed securities (including CMOs), asset-backed securities, REITs and money market instruments. In addition, Strategist may invest up to 20% of its net assets in securities issued by foreign governments and foreign private issuers (but no more than 10% of its net assets in securities denominated in a foreign currency). Strategist may also invest in forward foreign currency exchange contracts and derivatives, including options and futures (including interest rate futures and options thereon). Strategist may also invest in CMBS, swaps, TRAINs, stripped mortgage backed securities and inverse floaters.

In determining which securities to buy, hold or sell for Strategist, the Investment Adviser allocates the Fund's assets based on, among other things, its assessment of the effects of economic and market trends on different sectors of the market.

During periods in which, in the opinion of each Fund's Investment Adviser, market conditions warrant a reduction of some or all of the respective Funds' securities holdings, the Funds may take temporary ‘‘defensive’’ positions that may be inconsistent with each Fund's principal investment strategies in which the Funds may invest any amount of their total assets in cash or money market instruments.

The investment policies of both Total Return and Strategist are fundamental and may not be changed without shareholder approval. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the Funds. For a more complete discussion of each Fund's policies, see ‘‘Principal Investment Strategies’’ and ‘‘Additional Investment Strategy Information’’ in each Fund's Prospectus and ‘‘Description of the Fund and Its Investments and Risks’’ in each Fund's Statement of Additional Information.

Investment Restrictions

The investment restrictions adopted by Total Return and Strategist as fundamental policies are substantially similar (except for the differences described below) and are summarized under the caption ‘‘Description of the Fund and Its Investments and Risks — Fund Policies/Investment Restrictions’’ in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, as defined in the 1940 Act.

The material differences are as follows: Strategist may not (i) invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or of the Investment Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officer and Trustee who owns more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers and (ii) invest more than 10% of its total assets in ‘‘illiquid securities’’ (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. Total Return has adopted neither of such investment restrictions; however, under the 1940 Act, Total Return may not invest more than 15% of its assets in ‘‘illiquid securities.’’ In addition, as a non-fundamental policy, Total Return may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

ADDITIONAL INFORMATION ABOUT TOTAL RETURN AND STRATEGIST

General

For a discussion of the organization and operation of Strategist and Total Return, see ‘‘Fund Management,’’ ‘‘Investment Objective’’ and ‘‘Principal Investment Strategies’’ in their respective Prospectuses, and ‘‘Fund History’’ in their respective Statements of Additional Information.

Financial Information

For certain financial information about Strategist and Total Return, see ‘‘Financial Highlights’’ in their respective Semi-Annual Reports and ‘‘Past Performance’’ in their respective Prospectuses.

Management

For information about the Board of Trustees, Investment Adviser and the Distributor of Strategist and Total Return, see ‘‘Fund Management’’ in their respective Prospectuses and ‘‘Management of the Fund’’ in their respective Statements of Additional Information.

Description of Securities and Shareholder Inquiries

For a description of the nature and most significant attributes of shares of Total Return and Strategist, and information regarding shareholder inquiries, see ‘‘Capital Stock and Other Securities’’ and "Management of the Fund — Management Information — Shareholder Communications" in their respective Statements of Additional Information.

Dividends, Distributions and Taxes

For a discussion of Strategist's and Total Return's policies with respect to dividends, distributions and taxes, see ‘‘Distributions’’ and ‘‘Tax Consequences’’ in their respective Prospectuses as well as the discussion herein under ‘‘Synopsis — Tax Consequences of the Reorganization,’’ ‘‘Synopsis — Comparison of Total Return and Strategist — Dividends,’’ and ‘‘The Reorganization — Tax Aspects of the Reorganization.’’

Purchases, Repurchases and Redemptions

For a discussion of how Strategist's and Total Return's shares may be purchased, repurchased and redeemed, see ‘‘How to Buy Shares,’’ ‘‘How to Exchange Shares’’ and ‘‘How to Sell Shares’’ in their respective Prospectuses and the discussion herein under ‘‘Synopsis — Comparison of Total Return and Strategist — Purchases, Exchanges and Redemptions.’’

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of Strategist, for the fiscal year ended July 31, 2005, and Total Return, for the fiscal year ended July 31, 2005, that are [to be incorporated by reference] in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by [            ], independent registered accounting firm. The financial statements [will be incorporated by reference] in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Strategist will be passed upon by Clifford Chance US LLP, New York, New York. Such firm will rely on Dechert LLP as to matters of Massachusetts law.

AVAILABLE INFORMATION

Additional information about Total Return and Strategist is available, as applicable, in the following documents which are [to be incorporated herein by reference]: (i) Strategist's Prospectus dated November 30, 2005, as may be supplemented from time to time, attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 21 to Strategist's Registration Statement on Form N-1A (File Nos. 33-23669; 811-5634); (ii) Strategist's Annual Report for its fiscal year ended July 31, 2005, accompanying this Proxy Statement and Prospectus; (iii) Strategist's Semi-Annual Report for the six month period ended January 31, 2006, (iv) Total Return's Prospectus dated November 30, 2005, as supplemented, which Prospectus forms a part of Post-Effective Amendment No. 16 to Total Return's Registration Statement on Form N-1A (File Nos. 33-81012; 811-8600); (v) Total Return's Annual Report for its fiscal year ended July 31, 2005; and (vi) Total Return's Semi-Annual Report for the six month period ended January 31, 2006. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

Total Return and Strategist are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Total Return and Strategist which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

OTHER BUSINESS

Management of Total Return knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the

Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees
Mary E. Mullin, Secretary

[May 5], 2006

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (‘‘Agreement’’) is made as of this         day of                  , 2006, by and between MORGAN STANLEY STRATEGIST FUND, a Massachusetts business trust (‘‘Strategist’’), and MORGAN STANLEY TOTAL RETURN TRUST, a Massachusetts business trust (‘‘Total Return’’).

This Agreement is intended to be and is adopted as a ‘‘plan of reorganization’’ within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The reorganization (‘‘Reorganization’’) will consist of the transfer to Strategist of substantially all of the assets of Total Return in exchange for the assumption by Strategist of all stated liabilities of Total Return and the issuance by Strategist of shares of beneficial interest, par value $0.01 per share (the ‘‘Strategist Shares’’), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Total Return in liquidation of Total Return as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND LIQUIDATION OF TOTAL RETURN

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Total Return agrees to assign, deliver and otherwise transfer the Total Return Assets (as defined in paragraph 1.2) to Strategist and Strategist agrees in exchange therefor to assume all of Total Return's stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Total Return the number of Strategist Shares, including fractional Strategist Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (‘‘Closing’’).

1.2 (a) The ‘‘Total Return Assets’’ shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Total Return, and any deferred or prepaid expenses shown as an asset on Total Return's books on the Valuation Date.

(b) On or prior to the Valuation Date, Total Return will provide Strategist with a list of all of Total Return's assets to be assigned, delivered and otherwise transferred to Strategist and a list of the stated liabilities to be assumed by Strategist pursuant to this Agreement. Total Return reserves the right to sell any of the securities on such list but will not, without the prior approval of Strategist, acquire any additional securities other than securities of the type in which Strategist is permitted to invest and in amounts agreed to in writing by Strategist. Strategist will, within a reasonable time prior to the Valuation Date, furnish Total Return with a statement of Strategist's investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Strategist's investment objectives, policies and restrictions. In the event that Total Return holds any investments that Strategist is not permitted to hold, Total Return will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Total Return and Strategist, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Strategist with respect to such investments, Total Return if requested by Strategist will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3 Total Return will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Strategist will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Total Return prepared by the Treasurer of Total Return as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4 In order for Total Return to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Total Return will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5 On the Closing Date or as soon as practicable thereafter, Total Return will distribute Strategist Shares received by Total Return pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date (‘‘Total Return Shareholders’’). Each Total Return Shareholder will receive the class of shares of Strategist that corresponds to the class of shares of Total Return currently held by that Total Return Shareholder. Accordingly, the Strategist Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Strategist will be distributed to holders of Class A, Class B, Class C and Class D shares of Total Return, respectively. Such distribution will be accomplished by an instruction, signed by Total Return's Secretary, to transfer Strategist Shares then credited to Total Return's account on the books of Strategist to open accounts on the books of Strategist in the names of the Total Return Shareholders and representing the respective pro rata number of Strategist Shares due such Total Return Shareholders. All issued and outstanding shares of Total Return simultaneously will be canceled on Total Return's books; however, share certificates representing interests in Total Return will represent a number of Strategist Shares after the Closing Date as determined in accordance with paragraph 2.3. Strategist will issue certificates representing Strategist Shares in connection with such exchange only upon the written request of a Total Return Shareholder.

1.6 Ownership of Strategist Shares will be shown on the books of Strategist's transfer agent. Strategist Shares will be issued in the manner described in Strategist's current Prospectus and Statement of Additional Information.

1.7 Any transfer taxes payable upon issuance of Strategist Shares in a name other than the registered holder of Strategist Shares on Total Return's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Strategist Shares are to be issued and transferred.

1.8 Any reporting responsibility of Total Return is and shall remain the responsibility of Total Return up to and including the date on which Total Return is dissolved and deregistered pursuant to paragraph 1.9.

1.9 Within one year after the Closing Date, Total Return shall pay or make provision for the payment of all its liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Total Return, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Total Return for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Total Return shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

1.10 Copies of all books and records maintained on behalf of Total Return in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Strategist or their designee, and Strategist or its designee shall comply with applicable record retention requirements to which Total Return is subject under the 1940 Act.

2.	VALUATION

2.1 The value of the Total Return Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Total Return of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the ‘‘Valuation Date’’), using the valuation procedures set forth in Strategist's then current Prospectus and Statement of Additional Information.

2.2 The net asset value of a Strategist Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Strategist's then current Prospectus and Statement of Additional Information.

2.3 The number of Strategist Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Total Return shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Strategist (determined in accordance with paragraph 2.2).

2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. (‘‘Morgan Stanley Services’’) in accordance with its regular practice in pricing Strategist. Strategist shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3.	CLOSING AND CLOSING DATE

3.1 The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the ‘‘Closing Date’’). The Closing shall be held as of 9:00 a.m. New York time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. New York time on the Closing Date unless otherwise provided.

3.2 Portfolio securities held by Total Return and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the ‘‘Custodian’’), as custodian for Strategist, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Total Return to the Custodian for the account of Strategist on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of ‘‘The Bank of New York, Custodian for Morgan Stanley Strategist Fund.’’

3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Strategist and Total Return, accurate appraisal of the value of the net assets of Strategist or the Total Return Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4 If requested, Total Return shall deliver to Strategist or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Total Return Shareholders and the number and percentage ownership of outstanding Total Return shares owned by each such Total Return Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Total Return Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Strategist shall issue and deliver to such Secretary a confirmation evidencing delivery of Strategist Shares to be credited on the Closing Date to Total Return or provide evidence satisfactory to Total Return that such Strategist Shares have been credited to Total Return's account on the books of Strategist. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.	COVENANTS OF STRATEGIST AND TOTAL RETURN

4.1 Except as otherwise expressly provided herein with respect to Total Return, Strategist and Total Return each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2 Strategist will prepare and file with the Securities and Exchange Commission (the ‘‘Commission’’) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the ‘‘1933 Act’’), relating to Strategist Shares (‘‘Registration Statement’’). Total Return will provide Strategist with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Total Return will further provide Strategist with such other information and documents relating to Total Return as are reasonably necessary for the preparation of the Registration Statement.

4.3 Total Return will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Total Return will prepare the notice of meeting, form of proxy and proxy statement (collectively, ‘‘Proxy Materials’’) to be used in connection with such meeting; provided that Strategist will furnish Total Return with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Strategist as is reasonably necessary for the preparation of the Proxy Materials.

4.4 Total Return will assist Strategist in obtaining such information as Strategist reasonably requests concerning the beneficial ownership of Total Return shares.

4.5 Subject to the provisions of this Agreement, Strategist and Total Return will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6 Total Return shall furnish or cause to be furnished to Strategist within 30 days after the Closing Date a statement of Total Return's assets and liabilities as of the Closing Date, which statement shall be certified by Total Return's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Total Return shall furnish Strategist, in such form as is reasonably satisfactory to Strategist, a statement certified by Total Return's Treasurer of Total Return's earnings and profits for federal income tax purposes that will be carried over to Strategist pursuant to Section 381 of the Code.

4.7 As soon after the Closing Date as is reasonably practicable, Total Return (a) shall prepare and file all federal and other tax returns and reports of Total Return required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8 Strategist agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.	REPRESENTATIONS AND WARRANTIES

5.1 Strategist represents and warrants to Total Return as follows:

(a) Strategist is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b) Strategist is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c) All of the issued and outstanding shares of Strategist have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Strategist are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Strategist is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d) The current Prospectus and Statement of Additional Information of Strategist conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) Strategist is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Strategist's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Strategist is a party or by which it is bound;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Strategist or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Strategist knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the fiscal year ended July 31, 2005, of Strategist audited by [   ], Strategist's independent registered public accounting firm (copies of which will be furnished to Total Return), fairly present, in all material respects, Strategist's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Strategist (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h) All issued and outstanding Strategist Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Strategist's current Statement of Additional Information [to be incorporated by reference] in the Statement of Additional Information that forms a part of this Registration Statement. Strategist does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

(i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Strategist, and this Agreement constitutes a valid and binding obligation of Strategist enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Strategist's performance of this Agreement;

(j) Strategist Shares to be issued and delivered to Total Return, for the account of the Total Return Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Strategist Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Strategist's current Statement of Additional Information [to be incorporated by reference] in the Statement of Additional Information to this Registration Statement;

(k) All material federal and other tax returns and reports of Strategist required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Strategist's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l) For each taxable year since its inception, Strategist has met the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Strategist to continue to meet the requirements of Subchapter M of the Code;

(m) Since July 31, 2005, there has been no change by Strategist in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

(n) The information furnished or to be furnished by Strategist for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Strategist) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2 Total Return represents and warrants to Strategist as follows:

(a) Total Return is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b) Total Return is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c) All of the issued and outstanding shares of beneficial interest of Total Return have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Total Return are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Total Return is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d) The current Prospectus and Statement of Additional Information of Total Return conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) Total Return is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Total Return's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Total Return is a party or by which it is bound;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Total Return or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Total Return knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Total Return for the fiscal year ended July 31, 2005, audited by [    ], Total Return's independent registered public accounting firm (copies of which have been or will be furnished to Strategist) fairly present, in all material respects, Total Return's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Total Return (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h) Total Return has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(i) All issued and outstanding shares of Total Return are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Total Return's current Statement of Additional Information [to be incorporated by reference] in the Statement of Additional Information to this Registration Statement. Total Return does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Strategist pursuant to paragraph 3.4;

(j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Total Return, and subject to the approval of Total Return's shareholders, this Agreement constitutes a valid and binding obligation of Total Return, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Total Return's performance of this Agreement;

(k) All material federal and other tax returns and reports of Total Return required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Total Return's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l) For each taxable year since its inception, Total Return has met all the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Total Return to continue to meet the requirements of Subchapter M of the Code;

(m) At the Closing Date, Total Return will have good and valid title to the Total Return Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Total Return which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Strategist will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

(n) On the effective date of the Registration Statement, at the time of the meeting of Total Return's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Strategist Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the ‘‘1934 Act’’), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Total Return for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

(o) Total Return will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders substantially all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

(p) Total Return has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(q) Total Return is not acquiring Strategist Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF TOTAL RETURN

The obligations of Total Return to consummate the transactions provided for herein shall be subject, at its election, to the performance by Strategist of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1 All representations and warranties of Strategist contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 Strategist shall have delivered to Total Return a certificate of its President and Treasurer, in a form reasonably satisfactory to Total Return and dated as of the Closing Date, to the effect that the representations and warranties of Strategist made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Total Return shall reasonably request;

6.3 Total Return shall have received a favorable opinion from Clifford Chance US LLP, counsel to Strategist, dated as of the Closing Date, to the effect that:

(a) Strategist is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Strategist is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Strategist and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Total Return, is a valid and binding obligation of Strategist enforceable against Strategist in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) Strategist Shares to be issued to Total Return Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Strategist's current Statement of Additional Information), and no shareholder of Strategist has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Strategist's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Strategist of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment advisory fees or annual fees pursuant to Strategist's 12b-1 plan of distribution from those described in Strategist's Prospectus dated November 30, 2005 and Statement of Additional Information dated November 30, 2005.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF STRATEGIST

The obligations of Strategist to complete the transactions provided for herein shall be subject, at its election, to the performance by Total Return of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of Total Return contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 Total Return shall have delivered to Strategist at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Strategist and dated as of the Closing Date, to the effect that the representations and warranties of Total Return made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Strategist shall reasonably request;

7.3 Total Return shall have delivered to Strategist a statement of the Total Return Assets and its liabilities, together with a list of Total Return's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Total Return;

7.4 Strategist shall have received at the Closing a favorable opinion from Clifford Chance US LLP, counsel to Total Return, dated as of the Closing Date to the effect that:

(a) Total Return is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Total Return is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Total Return and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Strategist, is a valid and binding obligation of Total Return enforceable against Total Return in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Total Return's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Total Return of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5 On the Closing Date, the Total Return Assets shall include no assets that Strategist, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF STRATEGIST AND TOTAL RETURN

The obligations of Total Return and Strategist hereunder are each subject to the further conditions that on or before the Closing Date:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Total Return in accordance with the provisions of Total Return's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Strategist;

8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including ‘‘no-action’’ positions of and exemptive orders from such federal and state authorities) deemed necessary by Strategist or Total Return to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Strategist or Total Return;

8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 Total Return shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Total Return Shareholders substantially all of Total Return's investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.6 The parties shall have received the opinion of the law firm of Clifford Chance US LLP (based on such representations as such law firm shall reasonably request), addressed to Strategist and Total Return, which opinion may be relied upon by the shareholders of Total Return, substantially to the effect that, for federal income tax purposes:

(a) The transfer of Total Return's assets in exchange for Strategist Shares and the assumption by Strategist of certain stated liabilities of Total Return followed by the distribution by Total Return of Strategist Shares to the Total Return Shareholders in exchange for their Total Return shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Total Return and Strategist will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by Strategist upon the receipt of the assets of Total Return solely in exchange for Strategist Shares and the assumption by Strategist of the stated liabilities of Total Return;

(c) No gain or loss will be recognized by Total Return upon the transfer of the assets of Total Return to Strategist in exchange for Strategist Shares and the assumption by Strategist of the stated liabilities or upon the distribution of Strategist Shares to the Total Return Shareholders in exchange for their Total Return shares;

(d) No gain or loss will be recognized by the Total Return Shareholders upon the exchange of the Total Return shares for Strategist Shares;

(e) The aggregate tax basis for Strategist Shares received by each Total Return Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Total Return shares held by each such Total Return Shareholder immediately prior to the Reorganization;

(f) The holding period of Strategist Shares to be received by each Total Return Shareholder will include the period during which the Total Return shares surrendered in exchange therefor were held (provided such Total Return shares were held as capital assets on the date of the Reorganization);

(g) The tax basis of the assets of Total Return acquired by Strategist will be the same as the tax basis of such assets to Total Return immediately prior to the Reorganization; and

(h) The holding period of the assets of Total Return in the hands of Strategist will include the period during which those assets were held by Total Return.

Notwithstanding anything herein to the contrary, neither Strategist nor Total Return may waive the conditions set forth in this paragraph 8.6.

9.	FEES AND EXPENSES

9.1 (a) Strategist shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Total Return shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

(b) In the event the transactions contemplated herein are not consummated by reason of Total Return being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Total Return's obligations specified in this Agreement), Total Return's only obligation hereunder shall be to reimburse Strategist for all reasonable out-of-pocket fees and expenses incurred by Strategist in connection with those transactions.

(c) In the event the transactions contemplated herein are not consummated by reason of Strategist being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Strategist's obligations specified in this Agreement), Strategist's only obligation hereunder shall be to reimburse Total Return for all reasonable out-of-pocket fees and expenses incurred by Total Return in connection with those transactions.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 This Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Total Return hereunder shall not survive the dissolution and complete liquidation of Total Return in accordance with Section 1.9.

11.	TERMINATION

11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a) by the mutual written consent of Total Return and Strategist;

(b) by either Strategist or Total Return by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before January 31, 2007; or

(c) by either Strategist or Total Return, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Total Return shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Strategist or Total Return, or the trustees or officers of Strategist or Total Return, to any other party or its trustees or officers.

(b) Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Strategist or Total Return, or the trustees or officers of Strategist or Total Return, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.	MISCELLANEOUS

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 The obligations and liabilities of Strategist hereunder are solely those of Strategist. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Strategist shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Strategist and signed by authorized officers of Strategist acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6 The obligations and liabilities of Total Return hereunder are solely those of Total Return. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Total Return shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Total Return and signed by authorized officers of Total Return acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY TOTAL RETURN TRUST
By:

Name: Ronald E. Robison Title: President and Principal Executive Officer
MORGAN STANLEY STRATEGIST FUND
By:

Name: Amy R. Doberman Title: Vice President

EXHIBIT B

Prospectus of Morgan Stanley Strategist Fund
dated November 30, 2005, as supplemented

[To come]

MORGAN STANLEY STRATEGIST FUND
PART B
STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information relates to the shares of Morgan Stanley Strategist Fund (‘‘Strategist’’) to be issued pursuant to an Agreement and Plan of Reorganization, dated February 6, 2006, between Strategist and Morgan Stanley Total Return Trust (‘‘Total Return’’) in connection with the acquisition by Strategist of substantially all of the assets, subject to stated liabilities, of Total Return. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated [May 5], 2006. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Morgan Stanley Strategist Fund, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.

The date of this Statement of Additional Information is [May 5], 2006.

TABLE OF CONTENTS

Page

INTRODUCTION	B-3
ADDITIONAL INFORMATION ABOUT STRATEGIST	B-3
ADDITIONAL INFORMATION ABOUT TOTAL RETURN	B-4
FINANCIAL STATEMENTS	B-6

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated [May 5], 2006 (the ‘‘Proxy Statement and Prospectus’’). The Proxy Statement and Prospectus has been sent to Total Return's shareholders in connection with the solicitation of proxies by the Board of Trustees of Total Return to be voted at the Special Meeting of Shareholders of Total Return to be held on July 17, 2006. This Statement of Additional Information [will incorporate by reference] the Statement of Additional Information of Strategist dated November 30, 2005 and the Statement of Additional Information of Total Return dated November 30, 2005.

ADDITIONAL INFORMATION ABOUT STRATEGIST

Fund History

For additional information about Strategist's history, see ‘‘Fund History’’ in Strategist's Statement of Additional Information.

Investment Objective, Policies and Risks

For additional information about Strategist's investment objective, policies and risks, see ‘‘Description of the Fund and Its Investments and Risks’’ in Strategist's Statement of Additional Information.

Portfolio Holdings

For additional information about Strategist's policies and procedures with respect to the disclosure of Strategist's portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks — Disclosure of Portfolio Holdings’’ in Strategist's Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of Strategist, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in Strategist's Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Strategist's investment advisor, Strategist's independent registered public accounting firm and other services provided to Strategist, see ‘‘Investment Advisory and Other Services’’ in Strategist's Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by Strategist, Strategist's investment adviser and Strategist's distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in Strategist's Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by Strategist, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in Strategist's Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of Strategist, their compensation structure and their holdings in Strategist, see ‘‘Investment Advisory and Other Services — Fund Management’’ in Strategist's Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in Strategist's Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Strategist, see ‘‘Capital Stock and Other Securities’’ in Strategist's Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Strategist's shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in Strategist's Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about Strategist's policies regarding dividends and distributions and tax matters affecting Strategist and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in Strategist's Statement of Additional Information.

Distribution of Shares

For additional information about Strategist's distributor and the distribution agreement between Strategist and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in Strategist's Statement of Additional Information.

Performance Data

For additional information about Strategist's performance, see ‘‘Performance Data’’ in Strategist's Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT TOTAL RETURN

Fund History

For additional information about Total Return's history, see ‘‘Fund History’’ in Total Return's Statement of Additional Information.

Investment Objective and Policies

For additional information about Total Return's investment objective and policies, see ‘‘Description of the Fund and Its Investments and Risks’’ in Total Return's Statement of Additional Information.

Portfolio Holdings

For additional information about Total Return's policies and procedures with respect to the disclosure of Total Return's portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks — Disclosure of Portfolio Holdings’’ in Total Return's Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of Total Return, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in Total Return's Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Total Return's investment adviser, independent registered public accounting firm and other services provided to Total Return, see ‘‘Investment Advisory and Other Services’’ in Total Return's Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by Total Return, Total Return's investment adviser and Total Return's distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in Total Return's Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by Total Return, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in Total Return's Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of Total Return, their compensation structure and their holdings in Total Return, see ‘‘Investment Advisory and Other Services — Fund Management’’ in Total Return's Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in Total Return's Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Total Return, see ‘‘Capital Stock and Other Securities’’ in Total Return's Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Total Return's shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in Total Return's Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about Total Return's policies regarding dividends and distributions and tax matters affecting Total Return and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in Total Return's Statement of Additional Information.

Distribution of Shares

For additional information about Total Return's distributor and the distribution agreement between Total Return and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in Total Return's Statement of Additional Information.

Performance Data

For additional information about Total Return's performance, see ‘‘Performance Data’’ in Total Return's Statement of Additional Information.

FINANCIAL STATEMENTS

Strategist's most recent audited financial statements are set forth in Strategist's Annual Report for the fiscal year ended July 31, 2005. A copy of the Annual Report accompanies, and [will be incorporated by reference] in, the Proxy Statement and Prospectus. Total Return's most recent audited financial statements are set forth in Total Return's Annual Report for the fiscal year ended July 31, 2005, which [will be incorporated by reference] in the Proxy Statement and Prospectus.

Shown below are Financial Statements for both Total Return and Strategist and Pro Forma Financial Statements for the Combined Fund at January 31, 2006, as though the reorganization occurred as of that date. The first table presents Portfolio of Investments (unaudited) for both Total Return and Strategist and pro forma figures for the Combined Fund. The second table presents Statements of Assets and Liabilities (unaudited) for both Total Return and Strategist and pro forma figures for the Combined Fund. The third table presents Statements of Operations (unaudited) for both Total Return and Strategist and pro forma figures for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund		Morgan Stanley Total Return Trust		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
COMMON STOCKS (72.2%)
Advertising/Marketing Services (0.8%)
Omnicom Group, Inc.	84,070	$6,876,085	28,640	$2,342,466	112,710	$9,218,551
Aerospace & Defense (1.9%)
Northrop Grumman Corp.	156,335	9,713,094	37,745	2,345,097	194,080	12,058,191
Raytheon Co.	136,300	5,584,211	84,600	3,466,062	220,900	9,050,273
		15,297,305		5,811,159		21,108,464
Agricultural Commodities/Milling (1.4%)
Archer-Daniels-Midland Co.	416,900	13,132,350	75,370	2,374,155	492,270	15,506,505
Beverages: Non-Alcoholic (0.8%)
Coca-Cola Co. (The)	164,605	6,811,355	31,595	1,307,401	196,200	8,118,756
Biotechnology (3.0%)
Applera Corp. – Celera Genomics Group	—	—	50,000	588,000	50,000	588,000
Celgene Corp.*	139,000	9,889,850	—	—	139,000	9,889,850
Gilead Sciences, Inc.*	94,540	5,754,650	—	—	94,540	5,754,650
Vertex Pharmaceuticals Inc.*	334,100	11,934,052	114,020	4,072,794	448,120	16,006,846
		27,578,552		4,660,794		32,239,346
Chemicals: Major Diversified (0.5%)
Dow Chemical Co. (The)	132,170	5,590,791	—	—	132,170	5,590,791
Chemicals: Specialty (0.6%)
Ashland Inc.	101,820	6,711,974	—	—	101,820	6,711,974
Computer Communications (1.2%)
Cisco Systems, Inc.*	534,430	9,924,365	148,600	2,759,502	683,030	12,683,867
Computer Peripherals (0.8%)
EMC Corp.*	567,500	7,604,500	100,000	1,340,000	667,500	8,944,500
Computer Processing Hardware (2.1%)
Apple Computer, Inc.*	260,180	19,646,192	45,000	3,397,950	305,180	23,044,142
Department Stores (0.7%)
Kohl's Corp.*	125,060	5,551,413	38,900	1,726,771	163,960	7,278,184
Discount Stores (1.2%)
Costco Wholesale Corp.	202,180	10,086,760	63,430	3,164,523	265,610	13,251,283
Electric Utilities (1.2%)
Ameren Corp.	104,500	5,304,420	20,950	1,063,422	125,450	6,367,842
American Electric Power Co., Inc.	—	—	28,360	1,058,394	28,360	1,058,394
FirstEnergy Corp.	94,500	4,734,450	21,540	1,079,154	116,040	5,813,604
		10,038,870		3,200,970		13,239,840
Electrical Products (1.2%)
Emerson Electric Co.	126,440	9,792,778	43,240	3,348,938	169,680	13,141,716
Electronic Production Equipment (1.0%)
Applied Materials, Inc.	429,400	8,180,070	146,000	2,781,300	575,400	10,961,370

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund		Morgan Stanley Total Return Trust		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Electronics/Appliances (0.9%)
Sony Corp. (ADR) (Japan)	200,000	$9,780,000	—	—	200,000	$9,780,000
Environmental Services (1.4%)
Waste Management, Inc.	354,930	11,208,689	108,020	$3,411,272	462,950	14,619,961
Financial Conglomerates (3.5%)
American Express Co.	188,760	9,900,462	60,000	3,147,000	248,760	13,047,462
Citigroup, Inc.	246,490	11,481,504	59,450	2,769,181	305,940	14,250,685
JPMorgan Chase & Co.	250,230	9,946,643	—	—	250,230	9,946,643
		31,328,609		5,916,181		37,244,790
Food: Major Diversified (2.4%)
ConAgra Foods Inc.	307,830	6,381,316	—	—	307,830	6,381,316
Kellogg Co.	208,170	8,930,493	43,350	1,859,715	251,520	10,790,208
Kraft Foods Inc. (Class A)	228,295	6,721,005	67,385	1,983,814	295,680	8,704,819
		22,032,814		3,843,529		25,876,343
Food: Meat/Fish/Dairy (0.7%)
Dean Foods Co.*	193,450	7,337,559	—	—	193,450	7,337,559
Household/Personal Care (0.9%)
Colgate-Palmolive Co.	125,050	6,863,994	52,050	2,857,025	177,100	9,721,019
Industrial Conglomerates (2.3%)
General Electric Co.	297,140	9,731,335	65,000	2,128,750	362,140	11,860,085
Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	269,000	10,563,630	64,560	2,535,271	333,560	13,098,901
		20,294,965		4,664,021		24,958,986
Information Technology Services (2.3%)
Electronic Data Systems Corp.	300,000	7,557,000	104,260	2,626,309	404,260	10,183,309
International Business Machines Corp.	145,840	11,856,792	29,300	2,382,090	175,140	14,238,882
		19,413,792		5,008,399		24,422,191
Integrated Oil (2.2%)
BP PLC (ADR) (United Kingdom)	100,200	7,245,462	—	—	100,200	7,245,462
Exxon Mobil Corp.	139,200	8,734,800	39,740	2,493,685	178,940	11,228,485
Royal Dutch Shell PLC (ADR) (Class A) (Netherlands)	85,000	5,789,350	—	—	85,000	5,789,350
		21,769,612		2,493,685		24,263,297
Internet Software/Services (1.9%)
Google, Inc. (Class A)*	17,965	7,783,336	4,850	2,101,263	22,815	9,884,599
Yahoo!, Inc.*	243,750	8,370,375	60,800	2,087,872	304,550	10,458,247
		16,153,711		4,189,135		20,342,846
Investment Banks/Brokers (1.2%)
Schwab (Charles) Corp. (The)	688,800	10,187,352	190,740	2,821,045	879,540	13,008,397
Major Banks (1.9%)
Bank of America Corp.	263,240	11,643,105	50,000	2,211,500	313,240	13,854,605
Wells Fargo & Co.	111,990	6,983,696	—	—	111,990	6,983,696
		18,626,801		2,211,500		20,838,301

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund		Morgan Stanley Total Return Trust		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Major Telecommunications (0.5%)
AT&T Inc.	203,342	$5,276,725	—	—	203,342	$5,276,725
Media Conglomerates (0.9%)
Time Warner, Inc.	418,420	7,334,903	139,580	$2,446,837	558,000	9,781,740
Medical Specialties (3.6%)
Bard (C.R.), Inc.	148,320	9,406,454	40,000	2,536,800	188,320	11,943,254
Fisher Scientific International, Inc.*	136,840	9,150,491	—	—	136,840	9,150,491
Hospira, Inc.*	339,900	15,210,525	64,780	2,898,905	404,680	18,109,430
		33,767,470		5,435,705		39,203,175
Motor Vehicles (0.9%)
Honda Motor Co., Ltd. (ADR) (Japan)	321,530	9,147,529	—	—	321,530	9,147,529
Movies/Entertainment (1.2%)
Pixar, Inc.*	170,000	9,822,600	46,740	2,700,637	216,740	12,523,237
Oilfield Services/Equipment (2.0%)
Halliburton Co.	118,800	9,450,540	40,385	3,212,627	159,185	12,663,167
Smith International, Inc.	202,400	9,108,000	—	—	202,400	9,108,000
		18,558,540		3,212,627		21,771,167
Other Consumer Services (1.1%)
eBay, Inc.*	225,145	9,703,750	56,270	2,425,237	281,415	12,128,987
Packaged Software (3.1%)
Microsoft Corp.	394,200	11,096,730	75,000	2,111,250	469,200	13,207,980
Oracle Corp.*	804,600	10,113,822	209,000	2,627,130	1,013,600	12,740,952
Sybase, Inc.*	344,140	7,429,983	—	—	344,140	7,429,983
		28,640,535		4,738,380		33,378,915
Pharmaceuticals: Major (3.1%)
Johnson & Johnson	131,190	7,548,673	50,000	2,877,000	181,190	10,425,673
Lilly (Eli) & Co.	130,900	7,411,558	56,510	3,199,596	187,410	10,611,154
Wyeth	196,520	9,089,050	67,960	3,143,150	264,480	12,232,200
		24,049,281		9,219,746		33,269,027
Property – Casualty Insurers (1.0%)
Allstate Corp. (The)	160,900	8,374,845	45,000	2,342,250	205,900	10,717,095
Railroads (1.0%)
Union Pacific Corp.	93,500	8,271,010	28,020	2,478,649	121,520	10,749,659
Semiconductors (2.5%)
Freescale Semiconductor Inc. (Class B)*	265,821	6,711,980	—	—	265,821	6,711,980
Intel Corp.	277,450	5,901,362	85,000	1,807,950	362,450	7,709,312
Micron Technology, Inc.*	472,400	6,934,832	—	—	472,400	6,934,832
Taiwan Semiconductor Manufacturing
Co. Ltd. (ADR) (Taiwan)	481,213	5,197,100	—	—	481,213	5,197,100
		24,745,274		1,807,950		26,553,224
Specialty Telecommunications (1.2%)
Citizens Communications Co.	837,500	10,276,125	206,150	2,529,460	1,043,650	12,805,585

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund		Morgan Stanley Total Return Trust		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Steel (2.9%)
Nucor Corp.	144,300	$12,154,389	33,260	$2,801,490	177,560	$14,955,879
United States Steel Corp.	275,000	16,431,250	46,350	2,769,413	321,350	19,200,663
		28,585,639		5,570,903		34,156,542
Telecommunication Equipment (4.1%)
Corning, Inc.*	667,680	16,258,008	—	—	667,680	16,258,008
Motorola, Inc.	587,975	13,352,912	107,100	2,432,241	695,075	15,785,153
Nokia Corp. (ADR) (Finland)	649,985	11,946,724	—	—	649,985	11,946,724
		41,557,644		2,432,241		43,989,885
Tobacco (1.5%)
Altria Group, Inc.	172,820	12,501,799	53,170	3,846,318	225,990	16,348,117
Trucks/Construction/Farm Machinery (1.3%)
Caterpillar Inc.	205,400	13,946,660	—	—	205,400	13,946,660
Total Common Stocks
(Cost $461,325,387, $117,077,679 and $578,403,066, respectively)		652,381,587		126,818,661		779,200,248

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund				Morgan Stanley Total Return Trust		Combined
	Principal Amount in Thousands	Coupon Rate	Maturity Date	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
CORPORATE BONDS (4.9%)
Advertising/Marketing Services (0.0%)
WPP Finance (UK) Corp.
(United Kingdom)	$320	5.875%	06/15/14	$322,496	—	—	$320	$322,496
Aerospace & Defense (0.1%)
Northrop Grumman Corp.	350	4.079	11/16/06	347,781	—	—	350	347,781
Raytheon Co.	199	6.15	11/01/08	204,486	—	—	199	204,486
Raytheon Co.	55	8.30	03/01/10	61,342	—	—	55	61,342
Systems 2001 Asset Trust – 144A**
(Cayman Islands)	692	6.664	09/15/13	739,194	—	—	692	739,194
				1,352,803		—		1,352,803
Air Freight/Couriers (0.0%)
Fedex Corp.	335	2.65	04/01/07	325,858	—	—	335	325,858
Airlines (0.1%)
America West Airlines, Inc. (Series 01-1)	823	7.10	04/02/21	868,654	—	—	823	868,654
Southwest Airlines Co. (Series 01-1)	295	5.496	11/01/06	295,939	—	—	295	295,939
				1,164,593		—		1,164,593
Apparel/Footwear Retail (0.0%)
Limited Brands, Inc.	285	6.95	03/01/33	284,460	—	—	285	284,460
Beverages: Alcoholic (0.1%)
FBG Finance Ltd – 144A** (Australia)	475	5.125	06/15/15	457,891	—	—	475	457,891
Miller Brewing Co. – 144A**	470	4.25	08/15/08	460,404	—	—	470	460,404
				918,295		—		918,295
Cable/Satellite TV (0.1%)
Comcast Cable Communications Inc.	135	6.75	01/30/11	142,345	—	—	135	142,345
Comcast Corp.	60	7.625	02/15/08	62,663	—	—	60	62,663
Cox Communications, Inc.	405	4.625	01/15/10	391,466	—	—	405	391,466
TCI Communications, Inc.	490	7.875	02/15/26	556,788	—	—	490	556,788
				1,153,262		—		1,153,262
Casino/Gaming (0.1%)
Harrah's Operating Co., Inc.	610	5.625	06/01/15	597,400	—	—	610	597,400
Chemicals: Major Diversified (0.0%)
ICI Wilmington Inc.	270	4.375	12/01/08	262,527	—	—	270	262,527
Containers/Packaging (0.1%)
Sealed Air Corp. – 144A**	630	5.625	07/15/13	623,197	—	—	630	623,197
Department Stores (0.1%)
May Department Stores Co., Inc.	980	5.95	11/01/08	998,362	—	—	980	998,362

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund				Morgan Stanley Total Return Trust		Combined
	Principal Amount in Thousands	Coupon Rate	Maturity Date	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Drugstore Chains (0.1%)
CVS Corp.	$1,505	5.625%	03/15/06	$1,505,903	—	—	$1,505	$1,505,903
Electric Utilities (0.76%)
Ameren Corp.	460	4.263	05/15/07	454,381	—	—	460	454,381
Arizona Public Service Co.	455	5.80	06/30/14	460,584	—	—	455	460,584
Arizona Public Service Co.	140	6.75	11/15/06	141,616	—	—	140	141,616
Carolina Power & Light Co.	450	5.125	09/15/13	445,812	—	—	450	445,812
CC Funding Trust I	515	6.90	02/16/07	523,754	—	—	515	523,754
Cincinnati Gas & Electric Co.	250	5.70	09/15/12	254,054	—	—	250	254,054
Columbus Southern Power Co.	45	4.40	12/01/10	43,368	—	—	45	43,368
Consolidated Natural Gas Co.	235	5.00	12/01/14	226,948	—	—	235	226,948
Consolidated Natural Gas Co. (Series C)	460	6.25	11/01/11	483,466	—	—	460	483,466
Consumers Energy Co.	310	4.80	02/17/09	305,763	—	—	310	305,763
Detroit Edison Co. (The)	215	6.125	10/01/10	223,219	—	—	215	223,219
Entergy Gulf States, Inc.	140	3.60	06/01/08	134,651	—	—	140	134,651
Entergy Gulf States, Inc.	340	4.81††	12/01/09	332,244	—	—	340	332,244
Exelon Corp.	285	6.75	05/01/11	302,485	—	—	285	302,485
FPL Group Capital Inc.	655	3.25	04/11/06	653,036	—	—	655	653,036
Pacific Gas & Electric Co.	455	6.05	03/01/34	464,848	—	—	455	464,848
Panhandle Eastern Pipe Line Co. (Series B)	105	2.75	03/15/07	102,182	—	—	105	102,182
Public Service Electric & Gas Co.
(Series MTNB)	315	5.00	01/01/13	309,861	—	—	315	309,861
Texas Eastern Transmission, LP	240	7.00	07/15/32	275,655	—	—	240	275,655
Wisconsin Electric Power Co.	345	3.50	12/01/07	335,740	—	—	345	335,740
				6,473,667		—		6,473,667
Electrical Products (0.1%)
Cooper Industries Inc.	520	5.25	07/01/07	520,759	—	—	520	520,759
Cooper Industries Inc. – 144A**	415	5.25	11/15/12	414,287	—	—	415	414,287
				935,046		—		935,046
Electronics/Appliances (0.0%)
LG Electronics Inc. – 144A** (South Korea)	260	5.00	06/17/10	253,967	—	—	260	253,967
Finance/Rental/Leasing (0.4%)
CIT Group, Inc.	395	2.875	09/29/06	389,982	—	—	395	389,982
CIT Group, Inc.	310	4.75	08/15/08	308,315	—	—	310	308,315
CIT Group, Inc.	5	7.375	04/02/07	5,131	—	—	5	5,131
Countrywide Home Loans, Inc. (Series MTN)	635	3.25	05/21/08	609,126	—	—	635	609,126
MBNA Capital (Series A)	100	8.278	12/01/26	106,160	—	—	100	106,160
MBNA Corp.	630	4.721††	05/05/08	635,415	—	—	630	635,415
MBNA Corp.	320	6.125	03/01/13	336,842	—	—	320	336,842

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund				Morgan Stanley Total Return Trust		Combined
	Principal Amount in Thousands	Coupon Rate	Maturity Date	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Nationwide Building Society – 144A**
(United Kingdom)	$630	4.25%	02/01/10	$612,083	—	—	$630	$612,083
Residential Capital Corp.	915	6.375	06/30/10	938,833	—	—	915	938,833
SLM Corp.	310	4.00	01/15/10	297,585	—	—	310	297,585
SLM Corp. (Series MTNA)	580	5.00	10/01/13	566,449	—	—	580	566,449
				4,805,921		—		4,805,921
Financial Conglomerates (0.3%)
Chase Manhattan Corp.	920	6.00	02/15/09	941,789	—	—	920	941,789
Citigroup Inc.	430	5.625	08/27/12	440,639	—	—	430	440,639
Citigroup Inc.	530	5.75	05/10/06	531,379	—	—	530	531,379
Citigroup Inc.	530	6.00	02/21/12	554,687	—	—	530	554,687
General Electric Capital Corp. (Series MTNA)	180	4.25	12/01/10	174,039	—	—	180	174,039
General Electric Capital Corp. (Series MTNA)	55	4.75	09/15/14	53,520	—	—	55	53,520
General Electric Capital Corp. (Series MTNA)	760	6.75	03/15/32	885,510	—	—	760	885,510
				3,581,563		—		3,581,563
Food Retail (0.1%)
Kroger Co.	575	7.50	04/01/31	643,765	—	—	575	643,765
Food: Major Diversified (0.1%)
ConAgra Foods, Inc.	175	7.00	10/01/28	184,959	—	—	175	184,959
ConAgra Foods, Inc.	215	8.25	09/15/30	258,905	—	—	215	258,905
Heinz (H.J.) Co. – 144A**	255	6.428	12/01/08	262,606	—	—	255	262,606
				706,470		—		706,470
Gas Distributors (0.1%)
NiSource Finance Corp.	325	4.95††	11/23/09	326,390	—	—	325	326,390
Ras Laffan Liquid Natural Gas Co.
– 144A** (Qatar)	415	8.294	03/15/14	476,783	—	—	415	476,783
Sempra Energy	305	4.621	05/17/07	303,061	—	—	305	303,061
				1,106,234		—		1,106,234
Home Furnishings (0.1%)
Mohawk Industries Inc.	275	6.125	01/15/16	277,027	—	—	275	277,027
Mohawk Industries, Inc. (Series D)	290	7.20	04/15/12	307,436	—	—	290	307,436
				584,463		—		584,463
Hotels/Resorts/Cruiselines (0.1%)
Hyatt Equities LLC – 144A**	510	6.875	06/15/07	518,667	—	—	510	518,667
Household/Personal Care (0.1%)
Clorox Co. (The)	590	4.614††	12/14/07	591,382	—	—	590	591,382
Industrial Conglomerates (0.1%)
Textron Financial Corp.	330	4.125	03/03/08	324,660	—	—	330	324,660
Textron Financial Corp. (Series MTN)	240	5.125	02/03/11	239,916	—	—	240	239,916
				564,576		—		564,576

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund				Morgan Stanley Total Return Trust		Combined
	Principal Amount in Thousands	Coupon Rate	Maturity Date	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Insurance Brokers/Services (0.2%)
Farmers Exchange Capital – 144A**	$900	7.05%	07/15/28	$939,469	—	—	$900	$939,469
Marsh & McLennan Companies, Inc.	805	5.375	07/15/14	786,830	—	—	805	786,830
				1,726,299		—		1,726,299
Investment Banks/Brokers (0.1%)
Goldman Sachs Group Inc. (The)	640	6.60	01/15/12	683,290	—	—	640	683,290
Major Banks (0.1%)
Bank of New York Co., Inc. (The)	195	5.20	07/01/07	195,579	—	—	195	195,579
Bank of New York Co., Inc. (The)
(Series BKNT)	250	3.80	02/01/08	244,671	—	—	250	244,671
HSBC Finance Corp.	280	6.75	05/15/11	299,146	—	—	280	299,146
Huntington National Bank (Series BKNT)	325	4.375	01/15/10	316,391	—	—	325	316,391
				1,055,787		—		1,055,787
Major Telecommunications (0.2%)
Deutsche Telekom International Finance
Corp. BV (Netherlands)	530	8.25	06/15/30	663,161	—	—	530	663,161
France Telecom S.A. (France)	500	8.75	03/01/31	655,363	—	—	500	655,363
SBC Communications, Inc.	305	6.15	09/15/34	301,293	—	—	305	301,293
Sprint Capital Corp.	150	8.75	03/15/32	196,747	—	—	150	196,747
Telecom Italia Capital S.A. (Luxembourg)	270	4.00	11/15/08	261,538	—	—	270	261,538
Telecom Italia Capital S.A. (Luxembourg)	405	4.00	01/15/10	385,075	—	—	405	385,075
				2,463,177		—		2,463,177
Managed Health Care (0.1%)
WellPoint Health Networks Inc.	530	6.375	06/15/06	532,770	—	—	530	532,770
Media Conglomerates (0.0%)
News America Inc. – 144A**	465	6.40	12/15/35	464,582	—	—	465	464,582
Medical Specialties (0.1%)
Baxter Finco BV – 144A** (Netherlands)	495	4.75	10/15/10	486,609	—	—	495	486,609
Motor Vehicles (0.0%)
DaimlerChrysler North American Holdings Co.	250	8.50	01/18/31	304,010	—	—	250	304,010
Multi-Line Insurance (0.3%)
AIG Sun America Global Finance VI – 144A**	1,165	6.30	05/10/11	1,231,760	—	—	1,165	1,231,760
American General Finance Corp.
(Series MTNF)	575	5.875	07/14/06	577,794	—	—	575	577,794
AXA Financial Inc.	910	6.50	04/01/08	940,732	—	—	910	940,732
Hartford Financial Services Group, Inc. (The)	95	2.375	06/01/06	94,237	—	—	95	94,237
International Lease Finance Corp.	235	3.75	08/01/07	230,535	—	—	235	230,535
Two-Rock Pass Through – 144A** (Bahamas)†	405	5.27††	12/31/49	402,866	—	—	405	402,866
				3,477,924		—		3,477,924

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund				Morgan Stanley Total Return Trust		Combined
	Principal Amount in Thousands	Coupon Rate	Maturity Date	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Other Metals/Minerals (0.0%)
Brascan Corp. (Canada)	$390	7.125%	06/15/12	$422,446	—	—	$390	$422,446
Property – Casualty Insurers (0.2%)
Mantis Reef Ltd. – 144A** (Australia)	760	4.692	11/14/08	745,473	—	—	760	745,473
Platinum Underwriters Finance Holdings,
Ltd. (Series B) (Bahamas)	360	6.371	11/16/07	360,526	—	—	360	360,526
Platinum Underwriters Finance Holdings,
Ltd. (Series B) (Bahamas)	300	7.50	06/01/17	306,729	—	—	300	306,729
St. Paul Travelers Companies, Inc. (The)	515	5.01	08/16/07	513,725	—	—	515	513,725
XLLIAC Global Funding – 144A**	700	4.80	08/10/10	688,993	—	—	700	688,993
				2,615,446		—		2,615,446
Publishing: Newspapers (0.0%)
Knight Ridder, Inc.	325	5.75	09/01/17	278,882	—	—	325	278,882
Pulp & Paper (0.0%)
Sappi Papier Holding AG – 144A** (Austria)	305	6.75	06/15/12	286,169	—	—	305	286,169
Railroads (0.1%)
Burlington North Santa Fe Railway Co.	256	4.575	01/15/21	245,842	—	—	256	245,842
Burlington North Santa Fe Railway Co.	310	6.125	03/15/09	319,666	—	—	310	319,666
Norfolk Southern Corp.	290	7.35	05/15/07	298,589	—	—	290	298,589
Union Pacific Corp.	110	6.625	02/01/08	113,300	—	—	110	113,300
Union Pacific Corp.	180	6.65	01/15/11	190,963	—	—	180	190,963
Union Pacific Corp. – 144A** (Series 2004-2)	100	5.214	09/30/14	99,299	—	—	100	99,299
Union Pacific Corp. (Series MTNE)	140	6.79	11/09/07	144,142	—	—	140	144,142
				1,411,801		—		1,411,801
Real Estate Development (0.1%)
World Financial Properties – 144A**
(Series 1996 WFP-B)	1,282	6.91	09/01/13	1,344,577	—	—	1,282	1,344,577
Real Estate Investment Trusts (0.1%)
EOP Operating L.P.	770	6.763	06/15/07	783,598	—	—	770	783,598
Regional Banks (0.1%)
Marshall & Ilsley Bank (Series BKNT)	800	3.80	02/08/08	784,995	—	—	800	784,995
Savings Banks (0.2%)
Household Finance Corp.	305	4.125	12/15/08	297,374	—	—	305	297,374
Household Finance Corp.	230	5.875	02/01/09	235,056	—	—	230	235,056
Household Finance Corp.	175	6.375	10/15/11	184,505	—	—	175	184,505
Household Finance Corp.	350	6.40	06/17/08	360,137	—	—	350	360,137
Sovereign Bank (Series CD)	100	4.00	02/01/08	98,170	—	—	100	98,170
Washington Mutual Bank	470	5.50	01/15/13	471,229	—	—	470	471,229
Washington Mutual Inc.	260	8.25	04/01/10	287,903	—	—	260	287,903
				1,934,374		—		1,934,374

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund				Morgan Stanley Total Return Trust		Combined
	Principal Amount in Thousands	Coupon Rate	Maturity Date	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Trucks/Construction/Farm Machinery (0.1%)
Caterpillar Financial Services Corp. (Series MTNF)	$190	3.625%	11/15/07	$185,731	—	—	$190	$185,731
Caterpillar Financial Services Corp. (Series MTNF)	480	4.44††	08/20/07	481,096	—	—	480	481,096
				666,827		—		666,827
Wireless Telecommunications (0.0%)
Vodafone Group PLC (United Kingdom)	480	4.611††	12/28/07	480,144	—	—	480	480,144
Total Corporate Bonds
(Cost $52,100,156, $0 and $52,100,156, respectively)				52,478,584		—		52,478,584
ASSET-BACKED SECURITIES (3.4%)
Finance/Rental/Leasing
American Express Credit Account Master Trust 2001-2 A	2,300	5.53	10/15/08	2,303,659	—	—	2,300	2,303,659
American Express Credit Account Master Trust 2002-3 A	1,500	4.58††	12/15/09	1,502,954	—	—	1,500	1,502,954
American Express Credit Account Master Trust 2003-3 A	2,100	4.58††	11/15/10	2,105,949	—	—	2,100	2,105,949
Asset Backed Funding Certificates 2005-WF1 A2A	350	4.661††	01/25/35	350,590	—	—	350	350,590
Banc of America Securities Auto Trust 2005-WF1 A3	1,225	3.99	08/18/09	1,209,684	—	—	1,225	1,209,684
Capital Auto Receivables Asset Trust 2003-2 A3A	31	1.44	02/15/07	30,971	—	—	31	30,971
Capital Auto Receivables Asset Trust 2003-3 A3B	850	4.55††	01/15/08	850,976	—	—	850	850,976
Capital Auto Receivables Asset Trust 2005-1 A4	1,250	4.05	07/15/09	1,235,936	—	—	1,250	1,235,936
Caterpillar Financial Asset Trust 2005-A A3	1,050	3.90	02/25/09	1,037,202	—	—	1,050	1,037,202
Chase Credit Card Master Trust 2001-4 A	960	5.50	11/17/08	963,217	—	—	960	963,217
CIT Equipment Collateral 2004-EF1 A3	469	3.50	09/20/08	462,406	—	—	469	462,406
CNH Equipment Trust 2005-A A3	800	4.02	04/15/09	791,037	—	—	800	791,037
Daimler Chrysler Auto Trust 2005-B A3	950	4.04	09/08/09	939,326	—	—	950	939,326
Ford Credit Auto Owner Trust 2005B A3	800	4.17	01/15/09	793,657	—	—	800	793,657
GE Capital Credit Card Master Note Trust 2004-2 A	900	4.51††	09/15/10	901,198	—	—	900	901,198
GE Dealer Floorplan Master Note Trust 2004-1 A	850	4.54††	07/20/08	850,559	—	—	850	850,559
GE Equipment Small Ticket LLC -2005-2A	725	4.88	10/22/09	724,339	—	—	725	724,339
Harley Davidson Motorcycle Trust 2005-3 A2	950	4.41	06/15/12	940,755	—	—	950	940,755
Harley-Davidson Motorcycle Trust 2005-1 A2	1,500	3.76	12/17/12	1,469,904	—	—	1,500	1,469,904
Harley-Davidson Motorcycle Trust 2005-2 A2	750	4.07	02/15/12	738,000	—	—	750	738,000

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund				Morgan Stanley Total Return Trust		Combined
	Principal Amount in Thousands	Coupon Rate	Maturity Date	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Hertz Vehicle Financing LLC 2005-2A	$700	4.93%	02/25/10	$698,687	—	—	$700	$698,687
Honda Auto Receivables Owner Trust 2005-2 A3	650	3.93	01/15/09	642,435	—	—	650	642,435
Hyundai Auto Receivables Trust 2005-A A3	750	3.98	11/16/09	739,200	—	—	750	739,200
MBNA Credit Card Master Note Trust 2003-A3 A3	1,475	4.59††	08/16/10	1,479,481	—	—	1,475	1,479,481
MBNA Master Credit Card Trust 1999-B A	1,550	5.90	08/15/11	1,596,661	—	—	1,550	1,596,661
Merrill Auto Trust Securitization 2005-1 A3	1,325	4.10	08/25/09	1,309,197	—	—	1,325	1,309,197
National City Auto Receivables Trust 2004-A A4	925	2.88	05/15/11	891,503	—	—	925	891,503
Residential Asset Securities Corp. 2004-KS8 AI1	147	4.69††	10/25/22	146,612	—	—	147	146,612
TXU Electric Delivery Transition Bond Co. LLC 2004-1 A2	275	4.81	11/17/14	271,498	—	—	275	271,498
USAA Auto Owner Trust 2004-2 A-4	1,600	3.58	02/15/11	1,568,080	—	—	1,600	1,568,080
USAA Auto Owner Trust 2004-3 A3	1,550	3.16	02/17/09	1,529,539	—	—	1,550	1,529,539
USAA Auto Owner Trust 2005-1 A3	975	3.90	07/15/09	963,884	—	—	975	963,884
Volkswagen Auto Lease Trust 2005-A A3	850	3.82	05/20/08	841,824	—	—	850	841,824
Volkswagen Auto Loan Enhanced Trust	900	4.80	07/20/09	898,682	—	—	900	898,682
Wachovia Auto Owner Trust 2004-B A2	69	2.40	05/21/07	68,998	—	—	69	68,998
Wachovia Auto Owner Trust 2004-B A3	525	2.91	04/20/09	517,792	—	—	525	517,792
Wachovia Auto Owner Trust 2005-A A3	650	4.06	09/21/09	642,714	—	—	650	642,714
Wachovia Auto Owner Trust 2005-B A3	975	4.79	04/20/10	973,530	—	—	975	973,530
World Omni Auto Receivables Trust 2004-A A3	500	3.29	11/12/08	494,965	—	—	500	494,965
Total Asset-Backed Securities
(Cost $36,650,668, $0 and $36,650,668, respectively)				36,477,601		—		36,477,601
FOREIGN GOVERNMENT OBLIGATIONS (0.1%)
United Mexican States (Mexico)	230	8.375	01/14/11	261,625	—	—	230	261,625
United Mexican States (Mexico) (Series MTN)	430	8.30	08/15/31	542,875	—	—	430	542,875
United Mexican States (Mexico) (Series MTNA)	315	8.00	09/24/22	385,087	—	—	315	385,087
Total Foreign Government Obligations
(Cost $1,036,114, $0 and $1,036,114, respectively)				1,189,587		—		1,189,587

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund					Morgan Stanley Total Return Trust		Combined
	Principal Amount in Thousands	Coupon Rate	Maturity Date		Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
U.S. GOVERNMENT AGENCY — MORTGAGE—BACKED SECURITIES (2.4%)
Federal Home Loan Mortgage Corp. (PC Gold)
	$679	6.50%	05/01/29	- 09/01/32	$697,475	—	—	$679	$697,475
	59	7.50	01/01/30		61,554	—	—	59	61,554
	4	8.00	07/01/30		4,644			4	4,644
Federal Home Loan Mortgage Corp.						—	—
	41	6.50	12/01/32		41,697	—	—	41	41,697
	1,446	7.50	05/01/29 - 05/01/32		1,516,494			1,446	1,516,494
Federal National Mortgage Assoc.						—	—
	3,693	5.002	01/01/36		3,796,943	—	—	3,693	3,796,943
	850	6.50	12/01/29 - 01/01/33		874,233	—	—	850	874,233
	8,305	7.00	12/01/17 - 10/01/35		8,637,279	—	—	8,305	8,637,279
	2,199	7.50	07/01/29 - 06/01/32		2,303,760	—	—	2,199	2,303,760
	2,987	8.00	05/01/09 - 02/01/32		3,192,240			2,987	3,192,240
Federal National Mortgage Assoc. ARM						—	—
	3,693	1.905	01/01/36		3,795,639	—	—	3,693	3,795,639
	935	4.60	07/01/33		934,793	—	—	935	934,793
Total U.S. Government Agency – Mortgage-Backed Securities
(Cost $25,922,550, $0 and $25,922,550, respectively.)					25,856,751	—	—		25,856,751
U.S. GOVERNMENT AGENCY & OBLIGATIONS (9.6%)
U.S.Treasury Bonds
	11,750	0.00	02/15/25		4,771,405	—	—	11,750	4,771,405
	250	5.50	08/15/28		276,338	—	—	250	276,338
	5,575	6.125	08/15/29		6,673,453	—	—	5,575	6,673,453
	1,295	6.375	08/15/27		1,578,737	—	—	1,295	1,578,737
	16,300	8.125	08/15/19 - 08/15/21		22,156,873	—	—	16,300	22,156,873
U.S. Treasury Notes
	9,000	3.375	02/15/08		8,803,836	—	—	9,000	8,803,836
	41,500	3.625	05/15/13		39,236,963	—	—	41,500	39,236,963
	850	4.00	11/15/12		824,202	—	—	850	824,202
	18,655	4.25	08/15/13 - 11/15/13		18,306,232	—	—	18,655	18,306,232

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund				Morgan Stanley Total Return Trust		Combined
	Principal Amount in Thousands	Coupon Rate	Maturity Date	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
U.S. Treasury Strip
	$755	0.00%	02/15/25	$305,450	—	—	$755	$305,450
	3,250	0.00	02/15/27	1,205,483	—	—	3,250	1,205,483
Total U.S. Government Agency & Obligations
(Cost $102,383,133, $0 and $102,383,133, respectively)				104,138,972	—	—		104,138,972
U.S. GOVERNMENT AGENCIES — COLLATERALIZED
MORTGAGE OBLIGATIONS (0.2%)
Federal National Mortgage Assoc.	2,581	6.00	08/25/35	792,344	—	—	2,581	792,344
Freddie Mac Whole Loan 2005-S001 2A2	1,333	4.68	09/25/45	1,335,477	—	—	1,333	1,335,477
TOTAL U.S. GOVERNMENT AGENCIES — COLLATERALIZED
MORTGAGE OBLIGATIONS
(Cost $1,794,048, $0 and $1,794,048, respectively)				2,127,821	—	—		2,127,821
SHORT-TERM INVESTMENTS (7.1%)
U.S. Government Agencies & Obligations (a) (0.0%)
U.S. Treasury Bills *** (Cost $245,207, $0 and $245,207, respectively)	250	4.26	07/13/06	245,207	—	—	250	245,207
Repurchase Agreement (7.2%)
Joint repurchase agreement account (dated 01/31/06; proceeds $95,437,616) (b) (Cost $77,092,000, $0 and $77,092,000, respectively)	77,092	4.445	02/01/06	77,092,000	—	—	77,092	77,092,000
Total Short-Term Investments
(Cost $77,337,207, $0 and $77,337,207, respectively)				77,337,207		—		77,337,207
Total Investments
(Cost$758,549,263,$117,077,679and$875,626,942,respectively)(c)(d)			99.9%	951,988,110		126,818,661		1,078,806,771
Other Assets in Excess of Liabilities (Liabilities in Excess of Other Assets)			0.1	(1,353,321)		2,547,683		1,194,362
Net Assets			100.0%	$950,634,789		$129,366,344		$1,080,001,133

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

ADR	American Depositary Receipt.

ARM	Adjustable Rate Mortgage

IO	Interest Only

PC	Participation Certificate.

*	Non-income producing security.

**	Resale is restricted to qualified institutional investors.

***	A portion of this security has been physically segregated in connection with open futures contracts in an amount equal to $21,760.

†	Foreign issued security with perpetual maturity.

††	Variable rate security; rate shown is the rate in effect of January 31, 2006.

(a)	Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b)	Collateralized by federal agency and U.S. Treasury obligations.

(c)	Securities have been designated as collateral in a amount equal to $56,346,979 in connection with open futures contracts.

(d)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Morgan Stanley Strategist Fund	$201,758,068	$8,319,221	$193,438,847
Morgan Stanley Total Return Trust	12,285,802	2,544,820	9,740,982
Combined	$214,043,870	$10,864,041	$203,179,829

Futures Contracts Open At January 31, 2006 (for Morgan Stanley Strategist Fund and Combined Fund):

Number of Contracts	Long/Short	Description/Delivery Month, and Year	Underyling Face Amount at Value	Unrealized Appreciation (Depreciation)
130	Long	U.S. Treasury Notes 10 Year, March 2006	$14,096,875	$(60,434)
18	Long	U.S. Treasury Notes 10 Year, June 2006	1,950,188	(2,159)
19	Short	U.S. Treasury Notes 5 Year, March 2006	(2,008,953)	1,986
4	Short	U.S. Treasury Notes 5 Year, June 2006	(422,750)	348
171	Short	U.S. Treasury Notes 2 Year, March 2006	(35,028,283)	57,355
24	Short	U.S. Treasury Bonds 20 Year, March 2006	(2,708,250)	30,965
Net unrealized appreciation				$28,061

See Notes to Proforma Financial Statements

Morgan Stanley Strategist Fund

Pro-Forma Financial Statements
Statement of Assets And Liabilities
January 31, 2006 (unaudited)

	Morgan Stanley Strategist Fund	Morgan Stanley Total Return	Pro-Forma Adjustments		Combined
Assets:
Investments in securities, at value (cost $758,549,263, $117,077,679 and $875,626,942, respectively )	$951,988,110	$126,818,661	—		$1,078,806,771
Cash	950	—			950
Receivable for:
Investments sold	312,205	2,993,014	—		3,305,219
Interest	2,462,054	—	—		2,462,054
Shares of beneficial interest sold	230,099	21,520	—		251,619
Dividends	374,837	27,494	—		402,331
Foreign withholding taxes reclaimed	—	22,837	—		22,837
Prepaid expenses and other assets	41,793	16,429	—		58,222
Total Assets	955,410,048	129,899,955	—		$1,085,310,003
Liabilities:
Payable for:
Investments purchased	2,190,225	—	—		2,190,225
Shares of beneficial interest redeemed	1,490,430	241,993	—		1,732,423
Investment advisory fee	350,722	76,971	—		427,693
Distribution fee	458,367	74,072	—		532,439
Administration fee	66,804	9,191	—		75,995
Transfer agent fee	63,414	446	—		63,860
Payable to bank	—	85,465	—		85,465
Accrued expenses and other payables	155,297	45,473	194,641	(1)	395,411
Total Liabilities	4,775,259	533,611	194,641		5,503,511
Net Assets	$950,634,789	$129,366,344	$(194,641)		$1,079,806,492
Composition of Net Assets:
Paid-in-capital	$769,685,501	$375,306,919	—		$1,144,992,420
Net unrealized appreciation	193,466,908	9,740,982	—		203,207,890
Accumulated net investment income (loss)	1,471,523	(224,269)	$(194,641)	(1)	1,052,613
Accumulated net realized loss	(13,989,143)	(255,457,288)	—		(269,446,431)
Net Assets	$950,634,789	$129,366,344	$(194,641)		$1,079,806,492
Class A Shares:
Net Assets	$498,459,298	$45,755,350	($68,842	)(1)	$544,145,806
Shares Outstanding (unlimited authorized, $.01 par value)	25,683,131	2,640,724	(283,416	)(2)	28,040,439
Net Asset Value Per Share	$19.41	$17.33			$19.41
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$20.49	$18.29			$20.49
Class B Shares:
Net Assets	$353,681,822	$65,472,958	($98,509	)(1)	$419,056,271
Shares Outstanding (unlimited authorized, $.01 par value)	18,179,164	4,021,355	(656,866	)(2)	21,543,653
Net Asset Value Per Share	$19.46	$16.28			$19.45
Class C Shares:
Net Assets	$40,750,068	$6,054,659	($9,110	)(1)	$46,795,617
Shares Outstanding (unlimited authorized, $.01 par value)	2,108,036	372,386	(59,160	)(2)	2,421,262
Net Asset Value Per Share	$19.33	$16.26			$19.33
Class D Shares:
Net Assets	$57,743,601	$12,083,377	($18,180	)(1)	$69,808,798
Shares Outstanding (unlimited authorized, $.01 par value)	2,971,414	683,286	(61,393	)(2)	3,593,307
Net Asset Value Per Share	$19.43	$17.68			$19.43

(1)	Represents a non-recurring cost in connection with the reorganization which will be borne by Morgan Stanley Total Return Trust.

(2)	Represents the difference between total additional shares to be issued (see Note 2) and current Morgan Stanley Total Return Trust shares outstanding.

See Notes to Pro Forma Financial Statements

Morgan Stanley Strategist Fund

Pro-Forma Financial Statements
Statement of Operations
For the Twelve Months Ended January 31, 2006 (unaudited)

	Morgan Stanley Strategist Fund	Morgan Stanley Total Return	Pro-Forma Adjustments		Combined
Net Investment Income (Loss):
Income
Dividends (net of foreign withholding tax of $42,958, $0 and $42,958, respectively)	$10,345,278	$1,671,880	—		$12,017,158
Interest	12,964,925	361,394	—		13,326,319
Total Income	23,310,203	2,033,274	—		25,343,477
Expenses
Investment management fee	4,044,148	918,602	(342,761	)(1)	4,619,989
Distribution fee (Class A shares)	1,224,687	116,296	—		1,340,983
Distribution fee (Class B shares)	3,700,775	712,200	—		4,412,975
Distribution fee (Class C shares)	392,047	62,098	—		454,145
Transfer agent fees and expenses	1,347,157	321,014	—		1,668,171
Administration fee	770,315	109,684	—		879,999
Shareholder reports and notices	150,287	72,357	(28,943	)(2)	193,701
Registration fees	48,741	50,150	(20,060	)(2)	78,831
Professional fees	75,648	99,109	(99,109	)(2)	75,648
Custodian fees	41,199	11,265	—		52,464
Trustees' fees and expenses	21,839	1,631	—		23,470
Other	62,947	19,742	(610	)(2)	82,079
Total Expenses	11,879,790	2,494,148	(491,483)		13,882,455
Net Investment Income (Loss)	11,430,413	(460,874)	491,483		11,461,022
Net Realized and Unrealized Gain (Loss):
Net Realized Gain on:
Investments	138,996,366	43,194,134	—		182,190,500
Futures contracts	183,079	—	—		183,079
Net Realized Gain	139,179,445	43,194,134	—		182,373,579
Net Change in Unrealized Appreciation/Depreciation on:
Investments	2,937,574	(17,303,220)	—		(14,365,646)
Futures contracts	33,452	—	—		33,452
Net Appreciation/Depreciation	2,971,026	(17,303,220)	—		(14,332,194)
Net Gain	142,150,471	25,890,914	—		168,041,385
Net Increase	$153,580,884	$25,430,040	$491,483		$179,502,407

(1)	Reflects adjustment to investment management fees based on the Morgan Stanley Strategist Fund's fee schedule.

(2)	Reflects elimination of duplicate services or fees.

See Notes to Pro Forma Financial Statements

Morgan Stanley Strategist Fund

Notes to Pro Forma Financial Statements
(unaudited)

1.    Basis of Combination — The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at January 31, 2006 and the related Statement of Operations (‘‘Pro Forma Statements’’) for the twelve months ended January 31, 2006, reflect the accounts of Morgan Stanley Strategist Fund (‘‘Strategist’’) and Morgan Stanley Total Return Trust (‘‘Total Return’’).

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Total Return in exchange for shares in Strategist. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2.    Shares of Beneficial Interest — The pro forma net asset value per share assumes the issuance of additional shares of Strategist which would have been issued on January 31, 2006 in connection with the proposed reorganization. Shareholders of Total Return would become shareholders of Strategist receiving shares of the corresponding class of Strategist equal to the value of their holdings in Total Return. The amount of additional shares assumed to be issued was calculated based on the January 31, 2006 net assets of Total Return and the net asset value per share of Strategist as follows:

	Class A	Class B	Class C	Class D
Total Return pre-merger shares	2,640,724	4,021,355	372,386	683,286
Total Return net assets	$45,755,350	$65,472,958	$6,054,659	$12,083,377
Net asset value per share – Strategist	$19.41	$19.46	$19.33	$19.43
Strategist merger shares issued	2,357,308	3,364,489	313,226	621,893
Difference between total additional shares to be issued and pre-merger Total Return shares outstanding	(283,416)	(656,866)	(59,160)	(61,393)

3.    Pro Forma Operations — The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Strategist at the combined level of average net assets for the twelve months ended January 31, 2006. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

MORGAN STANLEY STRATEGIST FUND

PART C
OTHER INFORMATION

Item 15.   Indemnification

The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, dated November 30, 2005, which was filed electronically pursuant to Regulation S-T on November 28, 2005 as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-5634 and 33-23669).

Item 16.   Exhibits

(1)	Declaration of Trust of the Registrant, dated August 4, 1988, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on August 24, 1995; Instrument Establishing and Designating Additional Classes, dated July 28, 1997, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on July 18, 1997; Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on September 29, 1998; Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on October 12, 2001.

(2)	Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on September 30, 2003.

(3)	Not Applicable.

(4)	Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5)	Not Applicable.

(6)	Amended and Restated Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated November 1, 2004, is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Morgan Stanley Small-Mid Special Value Fund, filed on June 24, 2005.

(7)	(a)	Amended Distribution Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on September 29, 1998.

(b)	Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated as of April 1, 2005, is incorporated by reference to Exhibit e(2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of Morgan Stanley Fundamental Value Fund, filed on January 25, 2006.

(8)	Amended and Restated Retirement Plan for Non-Interested Trustees or Directors, dated May 8, 1997, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 23, 1999.

(9)	(a)	Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on August 24, 1995; Amendment to the Custody Agreement between The Bank of New York and the Registrant, dated April 17, 1996, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on September 23, 1996; Amendment to the Custody Agreement of the Registrant, dated June 15, 2001, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on October 12, 2001.

(b)	Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to Exhibit 7(d) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on October 12, 2001.

(10)	(a)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1, is incorporated herein by reference to Exhibit (1) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on September 30, 2004.

(b)	Amended Multi-Class Plan pursuant to Rule 18f-3, dated October 28, 2004, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, of Morgan Stanley Growth Fund, filed on May 27, 2005.

(11)	(a)	Opinion and consent of Clifford Chance US LLP, to be filed by amendment.

(b)	Opinion and consent of Dechert LLP, to be filed by amendment.

(12)	Opinion and consent of Clifford Chance US LLP regarding tax matters, to be filed by amendment.

(13)	(a)	Amended and Restated Transfer Agency and Service Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Trust, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Morgan Stanley Growth Fund, filed on May 27, 2005.

(b)	Administration Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Services Company Inc., is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Morgan Stanley Growth Fund, filed on May 27, 2005.

(14)	Consent of Independent Registered Public Accounting Firm, to be filed by amendment.

(15)	Not Applicable.

(16)	Powers of Attorney of Trustees, dated February 6, 2006, is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Morgan Stanley European Equity Fund Inc., filed on February 28, 2006.

(17)	Form of Proxy, filed herewith.

Item 17.   Undertakings

1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on this 10th day of March, 2006.

MORGAN STANLEY STRATEGIST FUND

By:	/s/ Ronald E. Robison Ronald E. Robison President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
1. Principal Executive Officer
/s/ Ronald E. Robison Ronald E. Robison	President and Principal Executive Officer	March 10, 2006
2. Principal Financial Officer
/s/ Francis J. Smith Francis J. Smith	Chief Financial Officer	March 10, 2006
3. Majority of the Trustees
INDEPENDENT TRUSTEES
Michael Bozic Edwin J. Garn Wayne E. Hedien Manuel H. Johnson	Joseph J. Kearns Michael E. Nugent Fergus Reid
By: /s/ Carl Frischling Carl Frischling Attorney-in-Fact for the Independent Trustees		March 10, 2006
MANAGEMENT TRUSTEES
Charles A. Fiumefreddo (Chairman) James F. Higgins
By: /s/ Barry Fink Barry Fink Attorney-in-Fact for the Management Trustees		March 10, 2006

EXHIBIT INDEX

Exhibit (17)	Form of Proxy.